Annual

                                    Report

                              December 31, 1998

         The Riverfront U.S. Government Securities Money Market Fund

                  The Riverfront U.S. Government Income Fund

                      The Riverfront Income Equity Fund

                         The Riverfront Balanced Fund

                   The Riverfront Small Company Select Fund
              (formerly, The Riverfront Stock Appreciation Fund)

                   The Riverfront Large Company Select Fund

                          [LOGO OF RIVERFRONT FUNDS]

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Table of Contents                                           The Riverfront Funds

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

Message From The President..................................................   2
Message From The Investment Adviser.........................................   3
Performance Reviews.........................................................   4
Report of Independent Auditors..............................................  19
Statements of Assets and Liabilities........................................  20
Statements of Operations....................................................  22
Statements of Changes in Net Assets.........................................  24
Schedules of Portfolio Investments..........................................  26
Notes to Financial Statements...............................................  39
Financial Highlights........................................................  50


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Message From The President                                  The Riverfront Funds

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Dear Shareholders:

I am pleased to present the Combined Annual Report to Shareholders for The Riverfront Funds. This Report covers the 12-month reporting period from January 1, 1998 through December 31, 1998, and includes commentary by portfolio management, a complete list of fund holdings and the financial statements.

The Financial Markets in Review

Overall, it was a positive yet highly volatile year for stocks, with blue-chips leading the way. While small-company stocks suffered from a continued lack of investor confidence, this sector appears quite undervalued vs. large-company stocks, and remains very attractive for long-term investors. It was also a generally positive year for bonds, particularly U.S. Treasury securities. A "flight to quality" in the wake of overseas economic turmoil saw increased demand for U.S. Treasuries, which caused yields to decline--and prices to rise--on both short-term and long-term securities.

New Administrator and Distributor Appointed

I'm also pleased to report that Federated has been awarded a three-year contract to serve as administrator of The Riverfront Funds. As Vice Chairman of Federated Investors, Inc. and the new President of The Riverfront Funds, I'll be communicating with you in future annual and semi-annual reports. We're proud to have earned the confidence of The Riverfront Funds' Board of Trustees in our ability to provide expert guidance and growth opportunities to your fund family in the years ahead.

Thank you for joining other shareholders who have entrusted nearly $500 million to this growing mutual fund family. We hope you are pleased with your progress. You have our commitment to keep you up-to-date on the details of your investment on a regular basis, through the highest level of service possible.

Sincerely,
/s/ Edward C. Gonzales
Edward C. Gonzales
President
February 15, 1999

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Message From The Investment Adviser                         The Riverfront Funds

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The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")*
ended the year of 1998 with a total return of 28.6%, which represents the fourth consecutive calendar year that the S&P 500 Index has appreciated by more than 20%. These unprecedented returns have occurred during the longest peacetime economic expansion (94 months) in the United States.

The domestic economy performed very well in 1998. In fact, gross domestic product (GDP) grew 3.9% for 1998, matching 1997's results. Consumer spending was the driver of last year's growth, up 4.8% (largest annual gain in 14 years), as a strong labor market, rising wages and very low inflation boosted consumer confidence.

While this past year was rewarding for many investors, there were some pitfalls. 1998 was a year of extreme performance divergence by market capitalization. Large company stocks greatly outperformed small company stocks. By year-end, over 70% of the stocks that make up the S&P 500 Index under- performed the index by 15% or more. Actually just 50 stocks generated 87% of the entire move in the S&P 500 Index. A broader view of all U.S. equities shows us that two-thirds of stocks lost value for the year. While relatively few stocks performed well during the year, there was a consistent trend. Technology stocks, along with Pharmaceuticals and Retailers, captured the attention of Wall Street investors as convictions towards earnings growth improved. Contrarians and value-oriented investors were, on average, sadly disappointed with their results.

Investors in small company stocks were left generally frustrated while shareholders in commodity based businesses often lost value. The Asian currency crisis created volatility in most financial markets throughout the year ending with a Baby Bear market in the U.S. from July, 1998 to October, 1998. The rebound in the market averages (up 28.1%), and more importantly the market leaders, from October 8, 1998 through year-end was simply remarkable. Investors' appetite for stocks overwhelmed the caution resulting from the global economic events.

Outlook

The current economic and financial environment is exceeding almost every expectation. Most forecasters have, in recent times, been too pessimistic in their view towards economic growth, inflation and market returns. At this time we do not foresee any significant change in the opportunity for our economy to continue to thrive. Consumer spending, accounting for two-thirds of economic activity in the U.S., should dictate the degree of success of the 1999 economy. We believe this consumer-friendly environment of full employment, low inflation and stable taxes will extend throughout 1999.

We believe that the financial markets should continue to reward winners and punish losers in 1999. Therefore we forecast another year where macro-economic circumstances carry significant weight. While commodities and industrials may not suffer from another year of sizable price declines, we see few signs for improvement. While the stocks they represent may bounce later in the year in an attempt to identify the bottom, growth-oriented strategies should continue to dominate the style categories.

Following another year of lower interest rates in 1998, we look for a fairly stable interest rate scene. The Federal Reserve Board (the "Federal Reserve") will continue to act responsibly in its efforts to balance the troubled global situation with the robust American consumer.

Sincerely,
/s/ C. Edwin Riley, Jr.
C. Edwin Riley, Jr.
Senior Vice President
Managing Director
Provident Investment Advisors

*The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

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Performance Reviews                                         The Riverfront Funds

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          The Riverfront U.S. Government Securities Money Market Fund

Short-term interest rates, which were steady through the first half of 1998, dropped 0.75% when the Federal Reserve became concerned about credit conditions and credit spreads in the 3rd and 4th quarters of 1998. This change in rates moved the money market yield curve from slightly positive to negative at the end of 1998. This was a result of expectations that the Federal Reserve would continue to drop rates in 1999.

As rates started coming down in the second half of 1998, we extended the maturity of the Fund to around 80 days to capture the higher yields. As 1998 came to a close, and the yield curve became inverted, we came back to a more neutral stance with the average maturity of around 60 days.

It is our expectation that the economy will decelerate in 1999 to a level of 1.5% to 2.0%, down from 3.5% to 4.0% in 1998. With that thought in mind, we anticipate further lowering of short-term rates in the latter half of 1999. The portfolio was widely diversified, and a laddered maturity structure was maintained throughout the reporting period. Given the Fund's overriding goal, preservation of capital, we expect to maintain our laddered approach to the markets in the months ahead. If the economy does slow in the latter half of 1999, we would anticipate extending the maturity range to lock in the higher yields.

           [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A1.]

Performance quoted represents past performance and is not indicative of future results.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total returns would have been lower and the 7-day net yield would have been 4.35%. Yield will vary. Yields quoted for money market funds most closely reflect the Fund's current earnings.

The U.S. 30-Day Treasury Bill Index is considered to be representative of the U.S. 30-Day Treasury bill market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investments cannot be made in such index. The performance of the Fund reflects the deduction of fees for these value-added services.

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Performance Reviews, continued                             The Riverfront Funds

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                  The Riverfront U.S. Government Income Fund

The fixed income market, similar to the stock market, experienced high volatility in 1998; but the trend was consistently downward for interest rates. The Federal Reserve was sufficiently concerned about the economy. They dropped short-term rates three times in 1998 with the expectation for further declines in 1999. Commodity prices, as measured by the Commodity Research Bureau (CRB) Index, hit decade-long lows in 1998. The Consumer Price Index (CPI) remained low at around 1.6% for the last 12 months. The yield curve, while flat to negative for most of 1998, has returned to a slightly positive bias in the last part of 1998. This indicates neutral to rising expectations for interest rates in 1999.

The Fund provided a competitive market return of 6.95% (Investor A Shares)/1/, based on net asset value, for 1998 versus 7.68% on the Lipper Intermediate U.S. Government Index.

It is our expectation that the economy will decelerate in 1999 to a level of 1.5% to 2.0%, down from 3.5% to 4.0% in 1998. With that thought in mind, we anticipate further lowering of short term rates in the latter half of 1999. Longer-term rates will probably trade in a range with an upward bias. We estimate that range to be 5.0% to 5.75% in 1999, which would result in a slight steepening of the yield curve from the present structure.

With current spread levels versus U.S. Treasuries at the wide end of the spectrum, we would favor an under-allocation in U.S. Treasuries and an over-

allocation in agency product, specifically callable agencies, as well as medium grade corporates. We would also favor a high allocation in mortgage product, and we would favor premium coupons, due to their high yield and our anticipation of lower refinancing activity in 1999.

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1 The return, with the maximum sales charge of 4.50%; was 2.10%, 4.23% and 4.35%
  for the one-year, five-year and since inception (10/1/92) periods, respectively.

            [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A2.]

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Performance Reviews, continued                              The Riverfront Funds

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                [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A3.]

                [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A4.]

Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return may have been lower.

We have formally changed benchmarks from the Lehman Brothers Government/Mortgage Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lipper Intermediate Government Average to the Lipper Intermediate U.S. Government Index and the Lehman Brothers Intermediate Government Index as of 12/31/98. We believe these indices are more appropriate benchmarks because they more closely mirror the investment style and average duration of the Fund.

The Fund's performance has been measured against indices considered to be representative of mortgage-backed government bonds and intermediate-term bonds-the Lehman Brothers Government/Mortgage Bond Index and the Lehman Brothers Intermediate Government/Corporate Bond Index, respectively. The Fund is also measured against the Lipper Intermediate U.S. Government Index and the Lehman Brothers Intermediate Government Index, both representative of the intermediate term government bond market. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The indices are unmanaged, and investments cannot be made in such indices.

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Performance Reviews, continued                              The Riverfront Funds

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                       The Riverfront Income Equity Fund

For the year, the Income Equity Fund account returned 3.37% (Investor A Shares)/1/, based on net asset value, versus the S&P 500 Index, an unmanaged index, which returned 28.56%.

The S&P 500 Index's gains this year were concentrated in just a handful of stocks, dominated by technology. Microsoft, Cisco, Intel, Lucent and Dell contributed approximately one-quarter of this year's gains. While the S&P 500 Index gained more than 28% for the year, nearly three-fourths of U.S. stocks failed to gain even 8%, and 40% posted losses for the year. In the past 25 years the market has never been so narrow.

It was a large capitalization market, as the largest companies generated about 70% of the total return. Large cap growth stocks were viewed as a relatively safe haven during 1998's profits recession. Also, with market instability overseas, we saw an enormous amount of cash flow into the U.S. stock market, most of it being directed at stocks of very large companies. High-priced technology favorites and drug stocks were the market drivers. For value-oriented managers, whose investment disciplines kept them out of these richly priced growth stocks, it was the most challenging year since the 1990 recession.

The average stock fell more than 20% from its 12-month high, and behaved as if we have been in a full-blown recession. Many value stocks are selling at relative valuations below the levels experienced in the recessions of 1990, 1982 and 1980. We have experienced only two periods of dramatic under- performance since the inception of our equity income investment discipline 13 years ago. Prior to 1998, the last period of significant under-performance occurred in 1989, which was an environment plagued by down profits. For the four years following the 1990 recession, our discipline outperformed the S&P 500 Index by an average of 10% per year. Therefore, as history has demonstrated, the environment should begin to improve for value stocks as the profit cycle troughs and begins to accelerate.

Heading into the new year, through our bottom-up stock selection, there are two areas of particular interest in the Fund's portfolio. We believe Basic Industry, particularly paper stocks, and Financials, particularly banks, offer tremendous upside at current valuations. The paper industry has experienced the lowest capacity increases since 1970, which supports a bottoming of the pricing cycle. Also, ongoing consolidation in the papers, should drive stocks higher. The portfolio's first over-weighted position in banks in more than two years should prove rewarding, with our group of names with attractive franchises, strong fundamentals, and little or no exposure to South East Asia or Eastern Europe.

While value investing has been out of style, the evidence for its long-term success is convincing. The frenzied speculation occurring in Internet and other technology stocks has created enormous opportunities in other areas of the market for value investors. Multiple easings by the Federal Reserve indicate that the worst of the profit recession should be over. Historically, this represents a time when value stocks begin to come into favor. The portfolio's 13 premium takeovers in 1998 confirm our valuation work and give us great confidence going forward. Low valuations have begun to spawn the interest of strategic buyers in many industries where we have significant exposure. We believe that the consistent execution of our equity income investment discipline will ultimately prevail as investors begin to recognize the tremendous value in our universe. As always, we appreciate your continued support.

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/1/The return, with the maximum sales charge of 4.50%, was -1.28%, 15.50%, and
  15.89% for the one-year, five-year and since inception (10/8/92) periods, respectively.

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Performance Reviews, continued                              The Riverfront Funds

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             [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A5.]

             [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A6.]

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Performance Reviews, continued                              The Riverfront Funds

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             [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A7.]

Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return may have been lower.

The S&P 500 Index is an unmanaged index considered to be representative of the stock market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investments cannot be made in such index. The Lipper Equity Income Average is representative of an average of all funds in the Lipper category of equity income.

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Performance Reviews, continued                              The Riverfront Funds

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                          The Riverfront Balanced Fund

The Balanced Fund provides shareholders with a combination of strategies within one product. The application of the Adviser's strategic asset allocation approach, combined with a large company growth-oriented equity process and a sector rotation fixed income discipline, helps to provide our clients with above-average return potential.

This Fund generated excellent results throughout 1998, as the 25.29% (Investor A Shares)/1/ total return, based on net asset value, outpaced over 90% of all other "Balanced Funds" according to Lipper Analytical Services, Inc. ("Lipper"). For the one-year period ended December 31, 1998, the Fund (Investor A Shares) was ranked 21 out of 410 funds in the "Balanced Fund" category by Lipper./2/ For the twelve months ended December 31, 1998, the Fund's total return, based on net asset value, of 25.29% (Investor A Shares)/1/ ranked in the 6th percentile./2/ The Fund's focus on owning successful growth stocks and taking advantage of the continuing decline in interest rates are, in our view, the keys to the success of our results.

The largest equity holdings in the Fund as of December 31, 1998 included Cisco Systems (4.06% of net assets), Microsoft (3.03% of net assets), Pfizer (2.99% of net assets), Staples (2.78% of net assets), Time Warner (2.72% of net assets), General Electric (2.44% of net assets), Home Depot (2.43% of net assets), Wal-Mart Stores (2.43% of net assets), Walgreen (2.33% of net assets), and Schering Plough (2.20% of net assets).

The asset allocation of the Fund as of December 31, 1998, was Stocks--60%, Bonds--33% and Cash--7%.

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/1/The return, with the maximum sales charge of 4.50%; was 19.65% and 14.11% for the one-year and since inception (9/1/94) periods, respectively.

/2/Lipper rankings are based on total return and do not take sales charges into account. During the ranking period, certain Fund expenses were waived, otherwise, total return would have been lower.

                [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A8.]

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Performance Reviews, continued                              The Riverfront Funds

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               [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A9.]

               [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A10.]

Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return may have been lower.

The S&P 500 Index and the Lehman Brothers Intermediate Government/Corporate Bond Index are considered to be representative of the stock and bond markets, respectively. They do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. The Lipper Balanced Average is a composite of 522 funds in the Lipper Balanced category.

The Fund is also being measured against a benchmark of blended indices which represent 50% of the S&P 500 Index and 50% of the Lehman Brothers Intermediate Government/Corporate Bond Index. Indices are unmanaged. Investments cannot be made in such indices.

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Performance Reviews, continued                              The Riverfront Funds

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                    The Riverfront Small Company Select Fund
               (formerly, The Riverfront Stock Appreciation Fund)

1998 was a year of transition for the Fund. During the year, we repositioned the Fund from an eclectic mix of more than 100 companies, to a smaller, more select group of approximately 40 companies. We believe this allows us to provide more focus on the companies in the Fund's portfolio, thereby offering better potential for strong investment returns./2/

Small company stocks had a difficult year overall. The Fund's total return based on net asset value, was -2.26% (Investor A Shares)/1/, which was in line with its benchmarks. The Russell 2000 Index, an unmanaged index, closed the year at -2.24%; and the S&P 600 Small Cap Index, an unmanaged index, was at -1.32%.

We continued our search for companies with solid management, and growing revenues and earnings. Unfortunately, even these companies could not gain enough attention in the marketplace to show price gains similar to those experienced by larger companies. During the year, the valuation discrepancy between large and small companies continued to grow to unprecedented levels. We believe this presents an opportunity, as eventually the difference in valuations will narrow and small companies will outperform. We are not market timers, and will not predict when this will occur. However, we will continue to invest, focusing on strength of management, and revenue and earnings growth, so that when the discrepancy narrows, our companies should be among the leaders.

Key holdings of the Fund at year-end included: Jacor Communications (3.9% of net assets), a leading operator of radio stations; Complete Business Solutions

(4.0% of net assets), an information technology company; Steris (3.0% of net assets), a leading manufacturer of equipment for sterilizing instruments used in operating rooms; Gentex (2.7% of net assets), a leading automobile supplier of mirrors; Vitesse Semiconductor (3.1% of net assets), a technology manufacturer; AmSouth (3.3% of net assets), a major regional bank located in the southeast; Sanmina (3.5% of net assets), an electronic equipment manufacturer; Bed Bath & Beyond (3.6% of net assets), a retailer of household products; SEI Investments (3.3% of net assets), a leader in investment consulting; and Legg Mason (3.4% of net assets), a major regional brokerage firm.

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/1/The return, with the maximum sales charge of 4.50%; was -6.63%, 6.95% and
  13.49% for the one-year, five-year and ten-year periods, respectively.

/2/Small cap stocks have historically experienced greater volatility than average.

             [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A11.]

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Performance Reviews, continued                              The Riverfront Funds

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              [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A12.]

              [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A13.]

Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The return of Investor A Shares includes the performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth Fund prior to acquisition. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return may have been lower.

We have formally changed benchmarks from just the Russell 2000 Index to the Russell 2000 Index and the S&P 600 Small Cap Index as of 12/31/98. We believe the combination of these indices allow the shareholder more appropriate benchmarks to compare to the Fund.

The Russell 2000 Index is an unmanaged index considered to be representative of the small- to mid-sized stock market. The S&P 600 Small Cap Index is an unmanaged index representative of the top 600 small capitalization companies in the United States. Investments cannot be made in these indices. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. The Lipper Small Cap Fund Average is representative of the average of the Lipper "Small Cap" category of funds.

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Performance Reviews, continued                              The Riverfront Funds

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                    The Riverfront Large Company Select Fund

1998 was an exceptional period for large growth-oriented stocks. The Large Company Select Fund performed extremely well in 1998, with a total return, based on net asset value, of 39.03% (Investor A Shares)/1/. This result was well ahead of the Fund's benchmarks. The S&P 500 Index, an unmanaged benchmark, posted a total return of 28.56%, while the Lipper Growth and Income Fund Average rose to 15.61%. Our results place the Fund in the top 1% of all "Growth and Income Funds" tracked by Lipper./2/ For the one-year period ended December 31, 1998, the Fund (Investor A Shares) ranked 7th out of 769 funds in the Lipper "Growth and Income Fund" category./2/

The Fund has also been very successful over the last five- and ten-year periods with total returns, based on net asset value, of 24.69% and 17.89%, respectively (Investor A Shares)./1/

The Fund's success was due to several factors. First, the Fund was well-positioned in the strongest sectors of the U.S. economy; with large holdings in Technology, Health Care and Consumer Cyclical stocks. The companies in these sectors continue to be the drivers of the U.S. economy, the stock market, and the performance of the Fund.

Second, the Fund was well-positioned in owning a large number of strong companies. These companies are well represented in the Fund's top ten holdings. The ten largest holdings in the Fund as of December 31, 1998, are General Electric (4.6% of net assets), Wal-Mart (4.5% of net assets), America Online (4.1% of net assets), Cisco Systems (4.4% of net assets), Microsoft (3.9% of net assets), Walgreen (3.3% of net assets), Home Depot (3.3% of net assets), Dell Computer (3.0% of net assets), Pfizer (3.0% of net assets), and Lucent Technologies (2.9% of net assets).

Third, the Fund's "buy and hold" strategy paid-off in a very volatile year for the U.S. equity markets. Market timing is not a part of the Fund's investment strategy, and in a volatile market, the rewards often go to those who don't make hasty decisions. For those who market time, the task is difficult, as they must be "right" twice. They must not only sell out of the market at the "right" time, but they must also make purchases at the "right" time. In managing the Fund, we are solely focused on buying the most attractive investments, not on market timing. This strategy is borne out in the Fund's investment results.

Our outlook for large company stocks for 1999 is favorable. It will still be very important to invest in areas of strength. The U.S. consumer continues to be strong and we are focusing on those companies that will benefit from that strength. Stocks such as Wal-Mart, The Gap, Home Depot, and Staples lead the way. The technology sector is also strong. Companies like Microsoft, America Online, Dell Computer, Intel, and EMC Corp. will likely perform well as consumers get on-line in record numbers, and as businesses continue to make large investments in technology.

There are several companies in other sectors that are also attractive, including: General Electric, Walgreen, Tyco International, MCI Worldcom, and Time Warner. Companies, such as these, that can continue to grow revenues and earnings at above-average rates should continue to be rewarded with higher share prices in the marketplace.

We continue to significantly under-emphasize the industrial and manufacturing sectors of the economy given the deflationary pricing pressures in commodity-related markets and weak foreign economies.

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/1/The return, with the maximum sales charge of 4.50%; was 32.82%, 23.54% and
  17.35% for the one-year, five-year and ten-year periods, respectively.

/2/Lipper rankings are based on total return and do not take sales charges into account. The Fund does not have a five- and ten-year Lipper ranking because the inception date of the Fund was 1/2/97.

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            [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A14.]

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Performance Reviews, continued                              The Riverfront Funds

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             [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A15.]

             [GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A16.]

The quoted performance of Investor A Shares of this Fund includes performance of certain collective trust funds accounts ("Commingled Accounts") advised by The Provident Bank, for periods dating back to 8/30/86 and prior to the Fund's commencement of operations on 1/2/97, as adjusted to reflect the expenses associated with the Fund. The Commingled Accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the account's performance may have been adversely affected.

Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

We have formally changed benchmarks from the Lipper Growth & Income Average to the S&P 500 Index as of 12/31/98. We believe this index is a more appropriate benchmark with an average market capitalization closer to the way the Fund is investing and similar average market capitalization to the Fund. The S&P 500 Index is an unmanaged index considered to be representative of the stock market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in such index. The performance of the Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Growth & Income Average is representative of the average of the Lipper "Growth & Income" category of funds.

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Report of Independent Auditors

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The Riverfront Funds                                           December 31, 1998
To the Shareholders and Trustees
The Riverfront Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Riverfront Funds (comprised of U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Balanced Fund, Small Company Select Fund, and Large Company Select Fund (collectively, the "Funds")) as of December 31, 1998, and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1998, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Cincinnati, Ohio
January 29, 1999

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998


                                     U.S. Government  U.S. Government   Income
                                     Securities Money     Income        Equity

                                       Market Fund         Fund          Fund

                                     ---------------- --------------- -----------
Assets:
Investments, at value (Cost
$148,784,060, $43,310,576, and
$95,841,160, respectively).........    $148,784,060     $44,185,356   $93,789,517
Repurchase agreements (Cost
$40,671,000, $--, and $--,

respectively)......................      40,671,000             --            --
                                       ------------     -----------   -----------
Total investments..................     189,455,060      44,185,356    93,789,517
Cash...............................             424               1             1
Interest and dividends receivable..         198,072         571,405       244,446
Receivable for capital shares
issued.............................             --              475         2,552
Prepaid expenses and other assets..           5,755           1,742         6,066
                                       ------------     -----------   -----------
Total Assets.......................     189,659,311      44,758,979    94,042,582
                                       ------------     -----------   -----------
Liabilities:

Dividends payable..................         689,901             --            --
Payable for capital shares
redeemed...........................             --              --         55,059
Payable for investments purchased..             --              --        127,770
Accrued expenses and other
payables:

 Investment advisory fees..........          22,672          15,457        75,079
 Administration fees...............           4,071             978         1,973
 Custodian and accounting fees.....           7,731           5,038        12,441
 12b-1 fees (Investor A)...........          15,115           7,227        12,893
 12b-1 fees (Investor B)...........             --            1,110        14,048
 Transfer agent fees...............           3,397           3,769         7,442
 Audit and legal fees..............          39,639          11,327        19,018
 Other.............................          29,971           8,816        10,211
                                       ------------     -----------   -----------
Total Liabilities..................         812,497          53,722       335,934
                                       ------------     -----------   -----------
Net Assets:

Capital............................     188,853,233      44,356,965    97,753,903
Accumulated undistributed net
investment income..................             --           25,526           693
Net unrealized
appreciation/depreciation on
investments........................             --          874,780    (2,051,643)
Accumulated undistributed
 (distributions in excess) net
 realized gains (losses)

 on investment transactions........          (6,419)       (552,014)   (1,996,305)
                                       ------------     -----------   -----------
 Net Assets........................    $188,846,814     $44,705,257   $93,706,648
                                       ============     ===========   ===========
Net assets

 Investor A Shares.................    $188,846,814     $43,410,903   $77,144,017
 Investor B Shares.................             N/A       1,294,354    16,562,631
                                       ------------     -----------   -----------
   Total...........................    $188,846,814     $44,705,257   $93,706,648
                                       ============     ===========   ===========
Shares of capital stock

 Investor A Shares.................     188,853,233       4,500,031     7,365,239
 Investor B Shares.................             N/A         118,452     1,538,862
                                       ------------     -----------   -----------
   Total...........................     188,853,233       4,618,483     8,904,101
                                       ============     ===========   ===========
Net asset value
 Investor A Shares--redemption

 price per share...................    $       1.00     $      9.65   $     10.47
 Investor B Shares--offering price

 per share*........................             N/A           10.93         10.76
                                       ============     ===========   ===========
Maximum sales charge (Investor A)..             N/A            4.50%         4.50%
                                       ============     ===========   ===========
Maximum offering price per share
 (100%/(100%--maximum sales charge)
 of net asset value adjusted to

 nearest cent) (Investor A) (a)....    $       1.00     $     10.10   $     10.96
                                       ============     ===========   ===========

-------
(a) Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.

 *Redemption price of Investor B shares varies based on length of time shares are held.

N/A Not applicable

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998


                                          Balanced    Small Company Large Company
                                            Fund       Select Fund   Select Fund

                                         -----------  ------------- -------------
Assets:
Investments, at value (Cost
$20,712,787, $16,890,216, and
$34,860,335, respectively).............  $24,915,001   $20,763,794   $58,689,733
Interest and dividends receivable......      175,697        11,152        32,037
Receivable for capital shares issued...      104,901         8,413        99,422
Receivable for investments sold........          --            --      1,477,822
Unamortized organization costs.........          --            --          3,343
Prepaid expenses and other assets......        1,055         4,269         2,155
                                         -----------   -----------   -----------
Total Assets...........................   25,196,654    20,787,628    60,304,512
                                         -----------   -----------   -----------
Liabilities:

Payable for capital shares redeemed....        8,837         1,167         1,167
Accrued expenses and other payables:
 Investment advisory fees..............       16,380        13,276        38,135
 Administration fees...................          531           436         1,279
 Custodian and accounting fees.........        3,681         3,079         7,646
 12b-1 fees (Investor A)...............        1,631         4,035         9,126
 12b-1 fees (Investor B)...............       11,250         1,148         7,354
 Transfer agent fees...................        4,046         8,060         3,697
 Audit and legal fees..................        5,483         5,202        11,266
 Other.................................        2,495        10,067         8,366
                                         -----------   -----------   -----------
Total Liabilities......................       54,334        46,470        88,036
                                         -----------   -----------   -----------
Net Assets:

Capital................................   20,766,337    16,968,402    35,625,070
Accumulated undistributed net
investment income (loss)...............        4,004           --            --
Net unrealized
appreciation/depreciation on
investments............................    4,202,214     3,873,578    23,829,398
Accumulated undistributed
 (distributions in excess) net realized
 gains (losses) on investment

 transactions..........................      169,765      (100,822)      762,008
                                         -----------   -----------   -----------
 Net Assets............................  $25,142,320   $20,741,158   $60,216,476
                                         ===========   ===========   ===========
Net assets

 Investor A Shares.....................  $11,247,136   $19,285,841   $50,800,748
 Investor B Shares.....................   13,895,184     1,455,317     9,415,728
                                         -----------   -----------   -----------
   Total...............................  $25,142,320   $20,741,158   $60,216,476
                                         ===========   ===========   ===========
Shares of capital stock

 Investor A Shares.....................      862,216     2,444,030     3,656,736
 Investor B Shares.....................    1,025,084       178,872       687,927
                                         -----------   -----------   -----------
   Total...............................    1,887,300     2,622,902     4,344,663
                                         ===========   ===========   ===========
Net asset value

    Investor A Shares--redemption price

 per share.............................  $     13.04   $      7.89   $     13.89
  Investor B Shares--offering price per
 share*................................        13.56          8.14         13.69
                                         ===========   ===========   ===========
Maximum sales charge (Investor A)......         4.50%         4.50%         4.50%
                                         ===========   ===========   ===========
Maximum offering price per share
 (100%/(100%--maximum sales charge)
 of net asset value adjusted to nearest

 cent) (Investor A)....................  $     13.65   $      8.26   $     14.54
                                         ===========   ===========   ===========

-------
*Redemption price of Investor B shares varies based on length of time shares are held.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds                        For the Year Ended December 31, 1998

                                     U.S. Government

                                     Securities Money U.S. Government   Income
                                       Market Fund      Income Fund   Equity Fund

                                     ---------------- --------------- -----------
Investment Income:
Interest income....................     $8,724,530      $2,808,466    $   43,957
Dividend income....................            --           71,228     2,759,583
                                        ----------      ----------    ----------
Total Income.......................      8,724,530       2,879,694     2,803,540
                                        ----------      ----------    ----------
Expenses:

Investment advisory fees...........        239,063         191,380       953,736
Administration fees................        318,753          95,691       200,788
12b-1 fees (Investor A)............        398,436         116,384       205,430
12b-1 fees (Investor B)............            --           12,916       182,213
Custodian and accounting fees......         81,312          53,978       154,411
Audit and legal fees...............         64,509          19,960        47,411
Trustees' fees and expenses........         22,648           5,754        12,414
Transfer agent fees................         40,339          43,615        87,612
Registration and filing fees.......         11,491           4,001        13,245
Printing costs.....................         99,188          26,720        72,389
Other..............................         10,907           3,817         7,900
                                        ----------      ----------    ----------
Gross Expenses.....................      1,286,646         574,216     1,937,549
  Less: Fee waivers................       (239,063)        (27,932)      (24,937)
                                        ----------      ----------    ----------
    Net Expenses...................      1,047,583         546,284     1,912,612
                                        ----------      ----------    ----------
Net Investment Income..............      7,676,947       2,333,410       890,928
                                        ----------      ----------    ----------
Realized/Unrealized Gains (Losses)
from Investments
Net realized gains (losses) from

investment transactions............         (2,666)        541,953     8,762,126
Net change in unrealized
appreciation/depreciation from
investments........................            --          286,081    (6,788,439)
                                        ----------      ----------    ----------
Net realized/unrealized gains

(losses) from investments..........         (2,666)        828,034     1,973,687
                                        ----------      ----------    ----------
Change in net assets resulting from

operations.........................     $7,674,281      $3,161,444    $2,864,615
                                        ==========      ==========    ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds                        For the Year Ended December 31, 1998


                                          Balanced   Small Company Large Company
                                            Fund      Select Fund   Select Fund

                                         ----------  ------------- -------------
Investment Income:
Interest income......................... $  539,416    $  20,126    $     2,824
Dividend income.........................    205,040      182,045        524,782
                                         ----------    ---------    -----------
Total Income............................    744,456      202,171        527,606
                                         ----------    ---------    -----------
Expenses:

Investment advisory fees................    200,306      181,783        360,018
Administration fees.....................     44,513       45,446         90,005
12b-1 fees (Investor A).................     25,093       53,306         99,047
12b-1 fees (Investor B).................    122,192       14,006         53,834
Custodian and accounting fees...........     36,837       36,415         69,214
Audit and legal fees....................      6,181        9,611         21,360
Organization costs......................        --           --           1,601
Trustees' fees and expenses.............      2,511        2,712          4,834
Transfer agent fees.....................     43,924       91,945         46,311
Registration and filing fees............      3,298        6,506          9,213
Printing costs..........................     17,109       14,968         30,600
Other...................................      1,543        2,028          2,621
                                         ----------    ---------    -----------
Gross Expenses..........................    503,507      458,726        788,658
  Less: Fee waivers.....................    (28,354)         --             --
                                         ----------    ---------    -----------
    Net Expenses........................    475,153      458,726        788,658
                                         ----------    ---------    -----------
Net Investment Income (Loss)............    269,303     (256,555)      (261,052)
                                         ----------    ---------    -----------
Realized/Unrealized Gains (Losses) from
Investments
Net realized gains (losses) from

investment transactions.................  3,474,428     (101,284)     8,153,519
Net change in unrealized
appreciation/depreciation from
investments.............................  1,277,732     (164,771)     7,822,437
                                         ----------    ---------    -----------
Net realized/unrealized gains (losses)

from investments........................  4,752,160     (266,055)    15,975,956
                                         ----------    ---------    -----------
Change in net assets resulting from

operations.............................. $5,021,463    $(522,610)   $15,714,904
                                         ==========    =========    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds


                                 U.S. Government

                                Securities Money              U.S. Government              Income Equity
                                   Market Fund                  Income Fund                    Fund

                           ----------------------------  --------------------------  --------------------------
                            Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                           December 31,   December 31,   December 31,  December 31,  December 31,  December 31,

                               1998           1997           1998          1997          1998          1997
                           -------------  -------------  ------------  ------------  ------------  ------------
From Investment
Activities:
Operations:

 Net investment income...  $   7,676,947  $   7,931,905  $ 2,333,410   $ 2,698,288   $    890,928  $  1,039,879
 Net realized gains
  (losses) from

  investment transactions.        (2,666)        (1,463)     541,953       781,702      8,762,126    21,576,605
 Net change in unrealized
  appreciation/
  depreciation from

  investments............            --             --       286,081       (56,510)    (6,788,439)      752,438
                           -------------  -------------  -----------   -----------   ------------  ------------
Change in net assets
resulting from

operations...............      7,674,281      7,930,442    3,161,444     3,423,480      2,864,615    23,368,922
                           -------------  -------------  -----------   -----------   ------------  ------------
Distributions to Investor
A Shareholders:

 From net investment

 income..................     (7,676,947)    (7,931,905)  (2,287,710)   (2,663,877)      (832,004)     (981,986)
 In excess of net
 investment income.......            --             --           --       (412,137)           --            --
 From net realized gains
 from investments........            --             --           --            --      (7,878,594)  (19,246,795)
 In excess of net
 realized gains..........            --             --           --            --      (1,694,145)          --
Distributions to Investor
B Shareholders:

 From net investment

 income..................            --             --       (45,525)      (64,440)       (58,765)      (57,359)
 In excess of net
 investment income.......            --             --           --        (11,526)           --            --
 From net realized gains
 from investments........            --             --           --            --      (1,734,789)   (3,879,842)
 In excess of net
 realized gains..........            --             --           --            --        (294,053)          --
                           -------------  -------------  -----------   -----------   ------------  ------------
Change in net assets from

shareholder

distributions............     (7,676,947)    (7,931,905)  (2,333,235)   (3,151,980)   (12,492,350)  (24,165,982)
                           -------------  -------------  -----------   -----------   ------------  ------------
Capital Transactions:
 Proceeds from shares

 issued..................    364,869,432    374,303,813    1,989,526     4,236,017      8,159,129    15,853,924
 Proceeds from shares
  issued in connection
  with common trust fund

  acquisition............            --             --           --     16,606,766            --            --
 Dividends reinvested....      2,082,417      2,327,411      283,938       506,586     12,341,290    23,523,261
 Cost of shares redeemed.   (320,671,126)  (415,078,263)  (8,722,844)   (6,285,274)   (18,569,826)  (18,176,359)
                           -------------  -------------  -----------   -----------   ------------  ------------
Change in net assets from

capital transactions.....     46,280,723    (38,447,039)  (6,449,380)   15,064,095      1,930,593    21,200,826
                           -------------  -------------  -----------   -----------   ------------  ------------
Change in net assets.....     46,278,057    (38,448,502)  (5,621,171)   15,335,595     (7,697,142)   20,403,766
Net Assets:
 Beginning of period.....    142,568,757    181,017,259   50,326,428    34,990,833    101,403,790    81,000,024
                           -------------  -------------  -----------   -----------   ------------  ------------
 End of period...........  $ 188,846,814  $ 142,568,757  $44,705,257   $50,326,428   $ 93,706,648  $101,403,790
                           =============  =============  ===========   ===========   ============  ============
Share Transactions:

 Issued..................    364,869,432    374,303,813      205,307       448,161        658,371     1,186,068
 Issued in connection
  with common trust

  fund acquisition.......            --             --           --      1,761,057            --            --
 Reinvested..............      2,082,417      2,327,411       29,262        53,203      1,170,115     1,989,492
 Redeemed................   (320,671,126)  (415,078,263)    (907,353)     (664,598)    (1,565,735)   (1,316,119)
                           -------------  -------------  -----------   -----------   ------------  ------------
Change in shares.........     46,280,723    (38,447,039)    (672,784)    1,597,823        262,751     1,859,441
                           =============  =============  ===========   ===========   ============  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds


                                   Balanced                  Small Company               Large Company
                                     Fund                     Select Fund                 Select Fund

                           --------------------------  --------------------------  --------------------------
                                                                                                   For the

                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended   Period Ended
                           December 31,  December 31,  December 31,  December 31,  December 31,  December 31,

                               1998          1997          1998          1997          1998         1997*
                           ------------  ------------  ------------  ------------  ------------  ------------
From Investment
Activities:
Operations:

 Net investment income

 (loss)..................  $   269,303   $   277,959   $  (256,555)  $   (123,137) $  (261,052)  $    (7,932)
 Net realized gains
  (losses) from

  investment transactions.   3,474,428     1,983,851      (101,284)     5,867,571    8,153,519     4,033,588
 Net change in unrealized
  appreciation/
  depreciation from

  investments............    1,277,732       870,883      (164,771)    (1,404,729)   7,822,437     3,414,575
                           -----------   -----------   -----------   ------------  -----------   -----------
Change in net assets
resulting from

operations...............    5,021,463     3,132,693      (522,610)     4,339,705   15,714,904     7,440,231
                           -----------   -----------   -----------   ------------  -----------   -----------
Distributions to Investor
A Shareholders:

 From net investment

 income..................     (169,385)     (180,288)          --             --           --            --
 From net realized gains
 from investments........   (1,567,457)     (786,461)   (2,744,106)    (4,562,955)  (6,012,066)   (3,675,987)
 In excess of net
 realized gains..........          --            --        (35,043)           --           --            --
 Tax return of capital             --            --            --             --           --        (76,753)
Distributions to Investor
B Shareholders:

 From net investment

 income..................      (99,893)      (99,558)          --             --           --            --
 From net realized gains
 from investments........   (1,864,419)     (913,202)     (127,743)      (216,879)  (1,129,216)     (270,025)
 In excess of net
 realized gains..........          --            --        (67,542)           --           --            --
                           -----------   -----------   -----------   ------------  -----------   -----------
Change in net assets from

shareholder

distributions............   (3,701,154)   (1,979,509)   (2,974,434)    (4,779,834)  (7,141,282)   (4,022,765)
                           -----------   -----------   -----------   ------------  -----------   -----------
Capital Transactions:
 Proceeds from shares

 issued..................    3,341,172     2,623,393     1,954,127      3,536,148   13,309,662     4,882,547
 Proceeds from shares
  issued in connection
  with common trust fund

  acquisition............          --            --            --             --           --     27,813,338
 Dividends reinvested....    3,609,340     1,948,716     2,842,226      4,580,891    7,080,161     3,939,671
 Cost of shares redeemed.   (4,174,349)   (5,473,923)   (6,135,730)   (14,013,668)  (4,824,558)   (3,975,433)
                           -----------   -----------   -----------   ------------  -----------   -----------
Change in net assets from

capital transactions.....    2,776,163      (901,814)   (1,339,377)    (5,896,629)  15,565,265    32,660,123
                           -----------   -----------   -----------   ------------  -----------   -----------
Change in net assets.....    4,096,472       251,370    (4,836,421)    (6,336,758)  24,138,887    36,077,589
Net Assets:
 Beginning of period.....   21,045,848    20,794,478    25,577,579     31,914,337   36,077,589           --
                           -----------   -----------   -----------   ------------  -----------   -----------
 End of period...........  $25,142,320   $21,045,848   $20,741,158   $ 25,577,579  $60,216,476   $36,077,589
                           ===========   ===========   ===========   ============  ===========   ===========
Share Transactions:

 Issued..................      244,765       207,417       223,267        359,468    1,025,833       403,509
 Issued in connection
  with common

  trust fund acquisition.          --            --            --             --           --      2,781,335
 Reinvested..............      271,327       156,705       327,046        490,460      511,275       353,440
 Redeemed................     (309,204)     (437,775)     (711,763)    (1,448,614)    (375,134)     (355,595)
                           -----------   -----------   -----------   ------------  -----------   -----------
Change in shares.........      206,888       (73,653)     (161,450)      (598,686)   1,161,974     3,182,689
                           ===========   ===========   ===========   ============  ===========   ===========

-------
*For the period January 2, 1997 (commencement of operations) through December
  31, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
U.S. Government Securities Money Market Fund


  Principal                        Security

   Amount                        Description                          Value

 ----------- ---------------------------------------------------   ------------
 Commercial Paper (31.8%)

 Agriculture (4.7%)

 $ 5,000,000 Cargill, Inc., Discount Note, 2/8/99...............   $  4,972,662
   2,000,000 Monsanto Co., Discount Note, 4/5/99................      1,973,993
   2,000,000 Monsanto Co., Discount Note, 4/8/99................      1,973,163
                                                                   ------------
                                                                      8,919,818

                                                                   ------------
 Banks (4.2%)

   3,000,000 Banc One Corp., 4.72%*, 1/5/99, MTN................      2,999,105
   5,000,000 Bank of New York Co., Inc., Discount Note, 1/5/99..      4,997,050
                                                                   ------------
                                                                      7,996,155

                                                                   ------------
 Beverages (0.8%)

   1,500,000 PepsiCo, Inc., Discount Note, 1/12/99..............      1,497,695
                                                                   ------------
 Brokerage Services (6.6%)

   2,000,000 Merrill Lynch & Co., Inc., Discount Note, 1/8/99...      1,998,024
   2,500,000 Merrill Lynch & Co., Inc., Discount Note, 1/26/99..      2,490,972
   2,000,000 Merrill Lynch & Co., Inc., Discount Note, 2/26/99..      1,984,164
   2,000,000 Morgan Stanley Dean Witter & Co., Discount Note,
              2/12/99...........................................      1,987,633
   4,000,000 Morgan Stanley Dean Witter & Co., Discount Note,
              3/19/99...........................................      3,955,683
                                                                   ------------
                                                                     12,416,476

                                                                   ------------
 Financial Services (8.4%)

   2,000,000 Ford Motor Credit Co., Discount Note, 1/4/99.......      1,999,165
   2,000,000 Ford Motor Credit Co., Discount Note, 1/19/99......      1,995,000
   3,000,000 Ford Motor Credit Co., Discount Note, 2/5/99.......      2,985,154
   2,000,000 General Electric Capital Corp., Discount Note,
              1/19/99...........................................      1,994,710
   2,000,000 General Electric Capital Corp., Discount Note,
              3/12/99...........................................      1,979,778
   4,000,000 General Electric Capital Corp., Discount Note,
              3/18/99...........................................      3,956,933
   1,000,000 General Motors Acceptance Corp., Discount Note,
              5/17/99...........................................        980,733
                                                                   ------------
                                                                     15,891,473

                                                                   ------------
 Food Distributors, Supermarkets & Wholesalers (3.4%)

   2,000,000 Winn-Dixie Stores, Inc., Discount Note, 1/5/99.....      1,998,873

  Principal                        Security

   Amount                         Description                          Value

 ----------- ----------------------------------------------------   ------------
 Commercial Paper, continued:
 Food Distributors, Supermarkets & Wholesalers, continued
 $ 1,500,000 Winn-Dixie Stores, Inc., Discount Note, 1/26/99.....   $  1,494,500
   3,000,000 Winn-Dixie Stores, Inc., Discount Note, 2/4/99......      2,985,125
                                                                    ------------
                                                                       6,478,498

                                                                    ------------
 Insurance (1.1%)

   2,000,000 General Re Corp., Discount Note, 2/5/99.............      1,990,025
                                                                    ------------
 Manufacturing-Consumer Goods (2.6%)

   1,000,000 Eaton Corp., Discount Note, 1/28/99.................        995,973
   2,000,000 Eaton Corp., Discount Note, 4/26/99.................      1,967,608
   2,000,000 Eaton Corp., Discount Note, 7/19/99.................      1,945,828
                                                                    ------------
                                                                       4,909,409

                                                                    ------------
 Total Commercial Paper

  (Amortized Cost $60,099,549)                                        60,099,549
                                                                    ------------
 U.S. Government Agencies (47.0%)
 Federal Farm Credit Bank (1.6%)

   3,000,000 5.50%, 4/1/99, MTN..................................      2,999,346
                                                                    ------------
 Federal Home Loan Bank (8.4%)

   3,000,000 Discount Note, 1/8/99...............................      2,997,247
   3,000,000 Discount Note, 2/3/99...............................      2,985,343
   3,000,000 Discount Note, 2/24/99..............................      2,977,770
   4,000,000 Discount Note, 5/26/99..............................      3,923,471
   3,000,000 5.13%, 11/17/99, Series LZ99........................      3,000,000
                                                                    ------------
                                                                      15,883,831

                                                                    ------------
 Federal Home Loan Mortgage Corp. (20.8%)

   3,000,000 Discount Note, 1/14/99..............................      2,994,876
   3,000,000 Discount Note, 1/15/99..............................      2,993,898
   5,000,000 Discount Note, 1/22/99..............................      4,985,196
   3,000,000 Discount Note, 2/9/99...............................      2,983,880
   3,000,000 Discount Note, 2/10/99..............................      2,983,333
   5,000,000 Discount Note, 2/12/99..............................      4,970,635
   2,000,000 Discount Note, 2/19/99..............................      1,985,926
   2,000,000 Discount Note, 2/26/99..............................      1,984,600
   2,000,000 Discount Note, 3/8/99...............................      1,982,693
   6,520,000 Discount Note, 3/12/99..............................      6,455,344
   3,000,000 Discount Note, 4/9/99...............................      2,960,392
   2,000,000 Discount Note, 4/14/99..............................      1,972,648
                                                                    ------------
                                                                      39,253,421

                                                                    ------------
 Federal National Mortgage Assoc. (16.2%)

   1,000,000 5.10%*, 1/5/99, MTN.................................        995,710
   2,000,000 Discount Note, 1/26/99..............................      1,992,875

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
U.S. Government Securities Money Market Fund


  Principal                        Security

   Amount                         Description                          Value

 ----------- ----------------------------------------------------   ------------
 U.S. Government Agencies, continued:
 Federal National Mortgage Assoc., continued
 $ 3,000,000 Discount Note, 2/1/99...............................   $  2,987,135
   2,000,000 Discount Note, 2/5/99...............................      1,990,356
   2,000,000 Discount Note, 2/25/99..............................      1,984,997
   3,000,000 Discount Note, 3/15/99..............................      2,967,698
   5,000,000 Discount Note, 3/18/99..............................      4,946,208
   2,000,000 6.61%, 3/24/99......................................      2,004,074
   1,000,000 Discount Note, 4/1/99...............................        988,000
   2,000,000 Discount Note, 5/3/99...............................      1,967,534
   1,800,000 6.01%, 8/16/99, MTN.................................      1,815,596
   3,000,000 Discount Note, 9/1/99...............................      2,906,040
   3,000,000 5.08%, 9/24/99, MTN.................................      3,001,690
                                                                    ------------
                                                                      30,547,913

                                                                    ------------
 Total U.S. Government Agencies

  (Amortized Cost $88,684,511)                                        88,684,511
                                                                    ------------

  Principal                      Security

   Amount                       Description                        Value

 ----------- ------------------------------------------------   ------------
 Repurchase Agreement (21.5%)
 $40,671,000 Morgan Stanley Dean Witter & Co., 4.90%, 1/4/99,

              (Collateralized by $66,540,777 various U.S.
              Government Agency Securities, 7.27%-8.50%,

              10/1/23-8/1/37, market value--$41,484,421).....   $ 40,671,000
                                                                ------------
 Total Repurchase Agreement (Amortized Cost $40,671,000)          40,671,000
                                                                ------------
 Total Investments (Amortized Cost $189,455,060) (a)--100.3%     189,455,060
 Liabilities in excess of other assets--(0.3)%                      (608,246)

                                                                ------------
 Total Net Assets--100.0%                                       $188,846,814

                                                                ============

-------
(a)Cost and value for federal income tax and financial reporting purposes are the same.

  * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at December 31, 1998. The date presented reflects the next rate change date.

MTN--Medium Term Note

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
U.S. Government Income Fund


 Shares or

 Principal                                                            Market
   Amount                                                              Value

 ---------- -----------------------------------------------------   -----------
 Corporate Bonds (27.9%)

 Banks (5.0%)

 $  600,000 Chase Capital I, Series A, 7.67%, 12/1/26, Callable
             12/1/06 @ 103.84, Guaranteed by Chase Manhattan
             Corp................................................   $   645,000
    500,000 Mellon Capital I, Series A, 7.72%, 12/1/26, Callable
             12/1/06 @ 103.86, Guaranteed by Mellon Bank Corp....       543,750
  1,000,000 Midland Bank PLC (HSBC), 6.95%, 3/15/11..............     1,065,000
                                                                    -----------
                                                                      2,253,750

                                                                    -----------
 Consumer Goods & Services (4.6%)

  2,000,000 Hasbro, Inc., 6.15%, 7/15/08.........................     2,052,500
                                                                    -----------
 Financial Services (15.3%)

  1,000,000 American Express Master Trust, Series 1998-1, Class
             A, 5.90%, 4/15/04, ABS..............................     1,040,330
    200,000 Associates Corp., N.A., 5.25%, 3/30/00...............       199,750
    684,721 Boatmen's Auto Trust, Series 1996-A, Class A3, 6.75%,
             1/15/03, ABS........................................       705,578
  1,924,920 Countrywide Home Loans, Inc., Series 1998-11, Class
             A10, 6.25%, 8/25/28, CMO............................     1,936,951
  1,000,000 Countrywide Home Loans, Inc., Series 1998-1, Class
             AF2, 6.27%, 4/25/28, ABS............................     1,005,640
    998,652 Green Tree Home Improvement Loan Trust, Series 1997-
             D, Class HEA4, 6.54%, 9/15/28.......................     1,032,196
    634,126 Security Pacific Acceptance Corp., Series 1995-1,
             Class A2, 6.70%, 4/10/20, ABS.......................       637,665
    250,000 Toyota Motor Credit Corp., 7.13%, 9/26/06, Callable
             9/26/99 @ 100, MTN..................................       271,875
                                                                    -----------
                                                                      6,829,985

                                                                    -----------
 Food Processing & Packaging (1.2%)

    500,000 McCormick & Co., Inc., 8.95%, 7/1/01.................       544,375
                                                                    -----------
 Oil & Gas Transmission (0.8%)

    356,000 Trans-Canada Pipelines Ltd., 6.77%, 4/30/01, MTN.....       365,345
                                                                    -----------
 Steel (0.5%)

    200,000 Worthington Industries, Inc., 7.13%, 5/15/06.........       211,000
                                                                    -----------
 Utilities-Electric & Gas (0.5%)

    200,000 Oklahoma Gas & Electric Co., 6.25%, 10/15/00.........       204,000
                                                                    -----------
 Total Corporate Bonds (Cost $12,100,688)                            12,460,955
                                                                    -----------

 Shares or

 Principal                                                            Market
   Amount                                                             Value

 ---------- ----------------------------------------------------   ------------
 U.S. Government Agencies (62.7%)

 Federal Farm Credit Bank (3.5%)

 $1,500,000 5.90%, 2/5/08, MTN..................................   $  1,558,665
                                                                   ------------
 Federal Home Loan Bank (6.4%)

  2,000,000 5.63%, 3/19/01, Series 87...........................      2,032,760
    690,000 9.50%, 2/25/04......................................        823,308
                                                                   ------------
                                                                      2,856,068

                                                                   ------------
 Federal Home Loan Mortgage Corp. (2.3%)

    780,592 6.00%, 12/1/99, Gold Pool #M80147...................        785,377
    225,000 6.20%, 4/15/03......................................        234,563
                                                                   ------------
                                                                      1,019,940

                                                                   ------------
 Federal National Mortgage Assoc. (40.8%)

  3,400,000 6.38%, 1/16/02......................................      3,528,995
  1,000,000 6.71%, 3/13/02, Callable 3/13/00 @ 100, MTN.........      1,020,490
    739,354 6.00%, 2/1/03, Pool #335463.........................        743,738
  1,500,000 5.75%, 4/15/03......................................      1,542,735
    816,745 6.00%, 5/1/03, Pool #347156.........................        821,613
    371,515 7.00%, 9/25/05, Series 1992-110, Class G, CMO.......        370,820
  1,000,000 7.55%, 3/27/07, Series 07-B, Callable 3/27/00 @ 100.      1,028,500
  1,000,000 6.50%, 12/25/07, Series 1993-43, Class H, CMO.......      1,016,550
  2,994,572 5.89%, 10/1/08, Pool #380755........................      3,002,058
    101,897 7.50%, 3/17/14, Series 1997-39, Class A, CMO........        101,834
    103,152 7.00%, 9/25/19, Series 1991-155, Class PE, CMO......        102,929
  2,000,000 6.50%, 8/18/20, Series 1997-57, Class PM, CMO.......      2,000,620
  3,000,000 6.50%, 10/25/28, Series 1998-58, Class PC, CMO......      2,970,000
                                                                   ------------
                                                                     18,250,882

                                                                   ------------
 Government National Mortgage Assoc. (0.9%)

    394,709 8.00%, 5/15/23, Pool #351752........................        408,903
                                                                   ------------
 Private Export Funding Corp. (2.3%)

  1,000,000 6.24%, 5/15/02, Series VV, Guaranteed by Export-
             Import Bank of The United States...................      1,038,750
                                                                   ------------
 Student Loan Marketing Assoc. (3.6%)

    587,856 5.13%*, 1/6/99, Series 1996-3, Class A1, ABS........        587,327
  1,000,000 6.05%, 9/14/00......................................      1,018,550
                                                                   ------------
                                                                      1,605,877

                                                                   ------------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
U.S. Government Income Fund


 Shares or

 Principal                                                             Market
   Amount                                                               Value

 ---------- ------------------------------------------------------   -----------

 U.S. Government Agencies, continued
 Tennessee Valley Authority (2.9%)

 $1,250,000 6.24%, 7/15/45, Series B, Callable 7/15/20

             @ 100, Putable 7/15/01 @ 100.........................   $ 1,312,500
                                                                     -----------
 Total U.S. Government Agencies (Cost $27,653,417)                    28,051,585
                                                                     -----------
 U.S. Treasury Notes (4.3%)

    500,000 5.50%, 5/31/03........................................       516,005
    950,000 7.00%, 7/15/06........................................     1,084,017
    300,000 5.63%, 5/15/08........................................       320,145
                                                                     -----------
 Total U.S. Treasury Notes (Cost $1,803,822)                           1,920,167
                                                                     -----------

 Shares or

 Principal                                                             Market
  Amount                                                                Value

 --------- -------------------------------------------------------   -----------
 Investment Companies (3.9%)
 1,060,424 Dreyfus Treasury Prime Fund............................   $ 1,060,424

   692,225 Federated U.S. Treasury Services Fund..................       692,225
                                                                     -----------
 Total Investment Companies (Cost $1,752,649)                          1,752,649
                                                                     -----------
 Total Investments (Cost $43,310,576) (a)--98.8%                      44,185,356
 Other assets in excess of liabilities--1.2%                             519,901

                                                                     -----------
 Total Net Assets--100.0%                                            $44,705,257

                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:


         Unrealized appreciation..................................... $ 988,910
         Unrealized depreciation.....................................  (114,130)

                                                                      ---------
         Net unrealized appreciation................................. $ 874,780

                                                                      =========

* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at December 31, 1998. The date presented reflects the next rate change date.

ABS--Asset Backed Security
CMO--Collateralized Mortgage Obligation
MTN--Medium Term Note

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Income Equity Fund


                                                                       Market

 Shares                                                                 Value

 ------- ---------------------------------------------------------   -----------
 Common Stocks (99.7%)

 Aerospace/Defense (1.7%)

  21,400 Northop Grumman Corp.....................................   $ 1,564,875
                                                                     -----------
 Aluminum (1.5%)

  25,800 Reynolds Metals Co.......................................     1,359,338
                                                                     -----------
 Automotive (0.1%)

   2,000 Ford Motor Co............................................       117,375
                                                                     -----------
 Automotive Parts (4.7%)

  49,600 Genuine Parts Co.........................................     1,658,500
  30,200 Lucasvarity PLC, ADR.....................................     1,011,700
  31,000 TRW, Inc.................................................     1,741,813
                                                                     -----------
                                                                       4,412,013

                                                                     -----------
 Banks (10.1%)

  34,746 Banc One Corp............................................     1,774,218
  33,106 BankAmerica Corp.........................................     1,990,497
   2,300 Citigroup, Inc...........................................       113,850
  10,200 First American Corp......................................       452,625
     950 First Union Corp.........................................        57,772
  19,900 First Virginia Banks, Inc................................       935,300
  10,200 Hibernia Corp., Class A..................................       177,225
   7,200 Huntington Bancshares, Inc...............................       216,450
     875 Mellon Bank Corp.........................................        60,156
  33,300 PNC Bank Corp............................................     1,802,363
     825 State Street Corp........................................        57,389
  41,500 Summit Bancorp...........................................     1,813,031
                                                                     -----------
                                                                       9,450,876

                                                                     -----------
 Building Materials (1.5%)

  22,900 Armstrong World Industries, Inc..........................     1,381,156
                                                                     -----------
 Chemicals-General (5.1%)

  39,425 Air Products & Chemicals, Inc............................     1,577,000
  59,300 Hercules, Inc............................................     1,623,337
   4,450 PPG Industries, Inc......................................       259,213
  42,600 Rohm & Haas Co...........................................     1,283,325
                                                                     -----------
                                                                       4,742,875

                                                                     -----------
 Chemicals-Specialty (3.2%)

  45,700 Millenium Chemicals......................................       908,288
  57,000 Morton International, Inc................................     1,396,500
  44,500 RPM, Inc.................................................       712,000
                                                                     -----------
                                                                       3,016,788

                                                                     -----------
 Commercial Services (0.1%)

   2,150 Ecolab, Inc..............................................        77,803
                                                                     -----------

                                                                       Market

 Shares                                                                 Value

 ------- ---------------------------------------------------------   -----------
 Common Stocks, continued:

 Computers & Peripherals (0.3%)

   1,125 Cisco Systems, Inc. (b)..................................   $   104,414
   3,215 Compaq Computer Corp.....................................       134,829
   1,200 Hewlett-Packard Co.......................................        81,975
                                                                     -----------
                                                                         321,218

                                                                     -----------
 Consumer Goods & Services (1.8%)

  47,575 Fortune Brands, Inc......................................     1,504,559
   1,600 Procter & Gamble Co......................................       146,100
                                                                     -----------
                                                                       1,650,659

                                                                     -----------
 Containers & Packaging (1.5%)

  46,500 Crown Cork & Seal Co., Inc...............................     1,432,781
                                                                     -----------
 Cosmetics & Toiletries (0.1%)

   2,750 Gillette Co..............................................       132,859
                                                                     -----------
 Diversified (3.0%)

   1,800 General Electric Co......................................       183,713
  26,500 National Service Industries, Inc.........................     1,007,000
  41,700 Tenneco, Inc.............................................     1,420,406
   2,050 Tyco International Ltd...................................       154,647
                                                                     -----------
                                                                       2,765,766

                                                                     -----------
 Electrical Equipment (4.1%)

  34,000 Emerson Electric Co......................................     2,127,125
  45,500 Hubbell, Inc., Class B...................................     1,729,000
                                                                     -----------
                                                                       3,856,125

                                                                     -----------
 Electronic & Electrical-General (6.3%)

  47,700 Harris Corp..............................................     1,747,013
  17,800 Parker-Hannifin Corp.....................................       582,950
  41,600 Rockwell International Corp..............................     2,020,199
  36,000 Thomas & Betts Corp......................................     1,559,250
                                                                     -----------
                                                                       5,909,412

                                                                     -----------
 Financial Services (2.0%)

   1,725 T. Rowe Price Associates.................................        59,081
  15,600 TransAmerica Corp........................................     1,801,800
                                                                     -----------
                                                                       1,860,881

                                                                     -----------
 Food Distributors, Supermarkets & Wholesalers (0.2%)

   5,000 Winn-Dixie Stores, Inc...................................       224,375
                                                                     -----------
 Food Processing & Packaging (5.9%)

  10,700 Bestfoods................................................       569,775
  64,700 ConAgra, Inc.............................................     2,038,050
  44,400 Dean Foods Co............................................     1,812,075
  45,400 Flowers Industries, Inc..................................     1,086,763
                                                                     -----------
                                                                       5,506,663

                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Income Equity Fund


                                                                       Market

 Shares                                                                 Value

 ------- ---------------------------------------------------------   -----------
 Common Stocks, continued:

 Forest Products-Lumber & Paper (9.3%)

  61,700 Boise Cascade Corp.......................................   $ 1,912,699
  24,100 Bowater, Inc.............................................       998,644
  26,100 Georgia-Pacific Timber Group.............................       621,506
  34,900 Kimberly-Clark Corp......................................     1,902,050
  14,900 Rayonier, Inc............................................       684,469
  27,100 Temple-Inland, Inc.......................................     1,607,369
  28,200 Willamette Industries, Inc...............................       944,700
                                                                     -----------
                                                                       8,671,437

                                                                     -----------
 Leisure-Recreation, Gaming (0.5%)

  19,600 Brunswick Corp...........................................       485,100
                                                                     -----------
 Manufacturing-Capital Goods (1.8%)

  35,800 Cooper Industries, Inc...................................     1,707,213
                                                                     -----------
 Manufacturing-Miscellaneous (0.6%)

  20,100 Olin Corp................................................       569,081
                                                                     -----------
 Medical Supplies (4.1%)

  29,500 Bausch & Lomb, Inc.......................................     1,770,000
  28,900 Baxter International, Inc................................     1,858,632
   2,950 Johnson & Johnson........................................       247,431
                                                                     -----------
                                                                       3,876,063

                                                                     -----------
 Office Equipment & Supplies (Non-Computer Related) (0.1%)

   2,075 Pitney-Bowes, Inc........................................       137,080
                                                                     -----------
 Oil & Gas Exploration, Production & Services (7.5%)

   1,950 Enron Corp...............................................       111,272
  42,600 Kerr-McGee Corp..........................................     1,629,449
  23,700 MCN Energy Group, Inc....................................       451,781
  37,400 Mitchell Energy & Development, Class A...................       427,763
  36,900 Mitchell Energy & Development, Class B...................       428,963
  24,300 Murphy Oil Corp..........................................     1,002,374
  13,000 National Fuel Gas Co.....................................       587,438
  38,600 PennzEnergy Co...........................................       629,663
  29,600 Sonat, Inc...............................................       801,050
  37,600 Ultramar Diamond Shamrock Corp...........................       911,799
                                                                     -----------
                                                                       6,981,552

                                                                     -----------
 Oil-Integrated Companies (4.3%)

  25,600 Atlantic Richfield Co....................................     1,670,400
   1,544 British Petroleum PLC, ADR (c)...........................       138,381
   1,550 Chevron Corp.............................................       128,553
   1,200 Exxon Corp...............................................        87,750
  38,600 Pennzoil-Quaker State Co. (b)............................       569,350
   1,525 Royal Dutch Petroleum Co. - New York Shares..............        73,009
  25,625 Texaco, Inc..............................................     1,354,922
                                                                     -----------
                                                                       4,022,365

                                                                     -----------

                                                                       Market

 Shares                                                                 Value

 ------ ----------------------------------------------------------   -----------
 Common Stocks, continued:

 Pharmaceuticals (1.4%)

    625 Bristol-Myers Squibb Co...................................   $    83,633
  1,200 Eli Lilly & Co............................................       106,650
  1,200 Merck & Co., Inc..........................................       177,225
 17,300 Pharmacia & Upjohn, Inc...................................       979,612
                                                                     -----------
                                                                       1,347,120

                                                                     -----------
 Precision Instruments & Related (0.8%)

 43,700 Flowserve Corp............................................       723,781
                                                                     -----------
 Publishing (0.2%)

  2,000 McGraw-Hill Cos., Inc.....................................       203,750
                                                                     -----------
 Real Estate Investment Trusts (1.5%)

 22,900 Developers Diversified Realty Corp........................       406,475
  5,250 Duke Realty Investments, Inc..............................       122,063
 15,575 Equity Residential Properties Trust.......................       629,814
 11,200 FelCor Lodging Trust, Inc.................................       258,300
                                                                     -----------
                                                                       1,416,652

                                                                     -----------
 Retail (0.1%)

  2,375 Dayton Hudson Corp........................................       128,844
                                                                     -----------
 Retail-Department Stores (3.4%)

 33,300 J.C. Penney Co., Inc......................................     1,560,938
 27,400 May Department Stores Co..................................     1,654,275
                                                                     -----------
                                                                       3,215,213

                                                                     -----------
 Retail-Drug Stores (0.2%)

  5,700 Longs Drug Stores Corp....................................       213,750
                                                                     -----------
 Rubber & Rubber Products (1.2%)

 54,400 Cooper Tire & Rubber Co...................................     1,111,800
                                                                     -----------
 Semiconductors (0.1%)

    600 Intel Corp................................................        71,138
                                                                     -----------
 Steel (1.4%)

 63,321 Allegheny Teledyne, Inc...................................     1,294,123
                                                                     -----------
 Tax Return Preparation (2.1%)

 43,200 H&R Block, Inc............................................     1,944,000
                                                                     -----------
 Utilities-Electric (0.7%)

 19,300 CINergy Corp..............................................       663,438
                                                                     -----------
 Utilities-Electric & Gas (1.1%)

 36,000 OGE Energy Corp...........................................     1,041,750
                                                                     -----------
 Utilities-Natural Gas (1.3%)

  9,100 NICOR, Inc................................................       384,475
 18,000 People's Energy Corp......................................       717,750
  3,225 Williams Companies, Inc...................................       100,580
                                                                     -----------
                                                                       1,202,805

                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Income Equity Fund


                                                                       Market

 Shares                                                                 Value

 ------- ---------------------------------------------------------   -----------
 Common Stocks, continued:

 Utilities-Telecommunications (2.8%)

     900 Ameritech Corp...........................................   $    57,038
     925 Bell Atlantic Corp.......................................        52,552
  33,900 Frontier Corp............................................     1,152,600
  19,900 GTE Corp.................................................     1,342,005
                                                                     -----------
                                                                       2,604,195

                                                                     -----------
 Total Common Stocks (Cost $95,467,731)                               93,416,088
                                                                     -----------

                                                                      Market

 Shares                                                                Value

 ------- --------------------------------------------------------   -----------
 Investment Companies (0.4%)
 233,031 Dreyfus Treasury Prime Fund.............................   $   233,031
 140,398 Federated U.S. Treasury Services Fund...................       140,398
                                                                    -----------
 Total Investment Companies (Cost $373,429)                             373,429
                                                                    -----------
 Total Investments (Cost $95,841,160) (a)--100.1%                    93,789,517
 Liabilities in excess of other assets--(0.1)%                          (82,869)

                                                                    -----------
 Total Net Assets--100.0%                                           $93,706,648

                                                                    ===========

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,415,227. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:


         Unrealized appreciation................................... $ 6,055,411
         Unrealized depreciation...................................  (9,522,281)

                                                                    -----------
         Net unrealized depreciation............................... $(3,466,870)

                                                                    ===========

(b) Represents non-income producing securities. (c) Name change to BP Amoco PLC, ADR effective 1/4/99.

ADR--American Depository Receipt
PLC--Public Liability Co.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Balanced Fund


 Shares or

 Principal                                                             Market
  Amount                                                                Value

 --------- -------------------------------------------------------   -----------
 Common Stocks (59.7%)

 Banks (6.3%)

     5,658 BankAmerica Corp.......................................   $   340,186
     2,200 BankBoston Corp........................................        85,663
     3,000 Chase Manhattan Corp...................................       204,188
     4,000 Citigroup, Inc.........................................       198,000
     1,650 J.P. Morgan & Co.......................................       173,353
     3,000 Mellon Bank Corp.......................................       206,250
     4,000 State Street Corp......................................       278,250
       700 SunTrust Banks, Inc....................................        53,550
       500 Wachovia Corp..........................................        43,719
                                                                     -----------
                                                                       1,583,159

                                                                     -----------
 Beverages (0.5%)

     2,000 Coca-Cola Co...........................................       133,750
                                                                     -----------
 Brokerage Services (0.8%)

     3,000 Merrill Lynch & Co., Inc...............................       200,250
                                                                     -----------
 Computers & Peripherals (8.0%)

    11,000 Cisco Systems, Inc. (b)................................     1,020,937
     5,000 Dell Computer Corp. (b)................................       365,938
     1,300 EMC Corp. (b)..........................................       110,500
     2,000 Hewlett-Packard Co.....................................       136,625
     2,000 International Business Machines Corp...................       369,500
                                                                     -----------
                                                                       2,003,500

                                                                     -----------
 Diversified (4.1%)

     6,000 General Electric Co....................................       612,375
     5,500 Tyco International Ltd.................................       414,906
                                                                     -----------
                                                                       1,027,281

                                                                     -----------
 Entertainment (0.5%)

     4,200 The Walt Disney Co.....................................       126,000
                                                                     -----------
 Financial Services (0.9%)

     1,500 Fannie Mae.............................................       111,000
     3,000 T. Rowe Price Associates...............................       102,750
                                                                     -----------
                                                                         213,750

                                                                     -----------
 Insurance (0.6%)

     1,500 American International Group, Inc......................       144,938
                                                                     -----------
 Linen Supply & Related Items (0.6%)

     2,000 Cintas Corp............................................       140,875
                                                                     -----------
 Media (2.7%)

    11,000 Time Warner, Inc.......................................       682,688
                                                                     -----------
 Medical Supplies (0.4%)

     1,200 Johnson & Johnson......................................       100,650
                                                                     -----------
 Oil & Gas Exploration, Production & Services (0.6%)

     3,500 Schlumberger, Ltd......................................       161,438
                                                                     -----------

 Shares or

 Principal                                                            Market
   Amount                                                              Value

 ---------- -----------------------------------------------------   -----------

 Common Stocks, continued
 Oil-Integrated Companies (1.9%)

      3,000 Exxon Corp...........................................   $   219,375
      5,000 Texaco, Inc..........................................       264,375
                                                                    -----------
                                                                        483,750

                                                                    -----------
 Pharmaceuticals (11.3%)

      2,000 Bristol-Myers Squibb Co..............................       267,625
      4,500 Cardinal Health, Inc.................................       341,438
      4,000 Eli Lilly & Co.......................................       355,500
      1,000 Merck & Co., Inc.....................................       147,688
      6,000 Pfizer, Inc..........................................       752,624
     10,000 Schering-Plough Corp.................................       552,499
      6,000 Warner-Lambert Co....................................       451,125
                                                                    -----------
                                                                      2,868,499

                                                                    -----------
 Radio (0.3%)

      1,000 Jacor Communications, Inc. (b).......................        64,375
                                                                    -----------
 Retail (10.0%)

     10,000 Home Depot, Inc......................................       611,875
     16,000 Staples, Inc. (b)....................................       698,999
      7,500 Wal-Mart Stores, Inc.................................       610,781
     10,000 Walgreen Co..........................................       585,625
                                                                    -----------
                                                                      2,507,280

                                                                    -----------
 Retail-Department Stores (0.7%)

      3,000 Kohl's Corp. (b).....................................       184,313
                                                                    -----------
 Semiconductors (0.9%)

      2,000 Intel Corp...........................................       237,125
                                                                    -----------
 Software & Computer Services (4.2%)

      2,000 America Online, Inc. (b).............................       289,500
      5,500 Microsoft Corp. (b)..................................       762,781
                                                                    -----------
                                                                      1,052,281

                                                                    -----------
 Telecommunications-Equipment (1.7%)

      3,850 Lucent Technologies, Inc.............................       423,500
                                                                    -----------
 Utilities-Telecommunications (2.7%)

     11,000 Cincinnati Bell, Inc.................................       415,938
      3,700 MCI Worldcom, Inc. (b)...............................       265,475
                                                                    -----------
                                                                        681,413

                                                                    -----------
 Total Common Stocks (Cost $11,008,933)                              15,020,815
                                                                    -----------
 Corporate Bonds (3.4%)
 Banks (1.8%)

 $  400,000 Chase Capital I, Series A, 7.67%, 12/1/26, Callable
             12/1/06 @ 103.84, Guaranteed by Chase Manhattan
             Corp................................................       430,000
                                                                    -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Balanced Fund


 Shares or

 Principal                                                            Market
   Amount                                                              Value

 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued
 Financial Services (1.6%)

 $  400,000 Ford Motor Credit Co., 6.25%, 12/8/05................   $   413,500
                                                                    -----------
 Total Corporate Bonds (Cost $801,209)                                  843,500
                                                                    -----------
 U.S. Government Agencies (23.4%)
 Federal Home Loan Bank (6.9%)

  1,000,000 5.53%, 1/15/03, Series KL03..........................     1,016,190
    700,000 5.42%, 1/22/03, Series LF03..........................       708,589
                                                                    -----------
                                                                      1,724,779

                                                                    -----------
 Federal Home Loan Mortgage Corp. (4.0%)

  1,000,000 6.59%, 7/23/08, Callable 7/23/99 @ 100...............     1,003,810
                                                                    -----------
 Federal National Mortgage Assoc. (12.5%)

  1,450,000 6.67%, 8/1/01, MTN...................................     1,511,669
    500,000 6.01%, 1/14/03, Callable 1/14/00 @ 100, MTN..........       503,495
    300,000 5.75%, 4/15/03.......................................       308,547
    500,000 6.89%, 7/12/04, Callable 7/12/00 @ 100, MTN..........       512,800
    300,000 6.95%, 11/13/06, Series 06-B, Callable 11/13/01 @
             100.................................................       313,995
                                                                    -----------
                                                                      3,150,506

                                                                    -----------
 Total U.S. Government Agencies (Cost $5,771,655)                     5,879,095
                                                                    -----------

 Shares or

 Principal                                                             Market
   Amount                                                               Value

 ---------- ------------------------------------------------------   -----------
 U.S. Treasury Notes (5.5%)
 $1,300,000 5.63%, 5/15/08........................................   $ 1,387,295

                                                                     -----------
 Total U.S. Treasury Notes (Cost $1,346,694)                           1,387,295
                                                                     -----------
 Investment Companies (7.1%)

    964,406 Dreyfus Treasury Prime Fund...........................       964,406
    819,890 Federated U.S. Treasury Services Fund.................       819,890
                                                                     -----------
 Total Investment Companies (Cost $1,784,296)                          1,784,296
                                                                     -----------
 Total Investments (Cost $20,712,787) (a)--99.1%                      24,915,001
                                                                     -----------
 Other assets in excess of liabilities--0.9%                             227,319
                                                                     -----------
 Total Net Assets--100.0%                                            $25,142,320

                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:


         Unrealized appreciation.................................... $4,438,194
         Unrealized depreciation....................................   (235,980)

                                                                     ----------
         Net unrealized appreciation................................ $4,202,214

                                                                     ==========

(b) Represents non-income producing securities.

MTN--Medium Term Note

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Small Company Select Fund


                                  Security                             Market

 Shares                         Description                             Value

 ------- ---------------------------------------------------------   -----------
 Common Stocks (95.8%)

 Aerospace/Defense (3.2%)

  18,500 BE Aerospace, Inc. (b)...................................   $   388,500
   6,400 Orbital Sciences Corp. (b)...............................       283,200
                                                                     -----------
                                                                         671,700

                                                                     -----------
 Airlines (1.6%)

  10,000 COMAIR Holdings, Inc.....................................       337,500
                                                                     -----------
 Apparel/Footwear (5.4%)

  19,200 Jones Apparel Group, Inc. (b)............................       423,600
  19,500 Tropical Sportswear International Corp. (b)..............       699,563
                                                                     -----------
                                                                       1,123,163

                                                                     -----------
 Automotive Parts (3.1%)

  32,000 Gentex Corp. (b).........................................       640,000
                                                                     -----------
 Banks (4.5%)

  15,000 AmSouth Bancorp..........................................       684,375
  13,000 National Commerce Bancorp................................       244,563
                                                                     -----------
                                                                         928,938

                                                                     -----------
 Brokerage Services (3.4%)

  22,500 Legg Mason, Inc..........................................       710,156
                                                                     -----------
 Business Services (1.5%)

   7,800 American Management Systems (b)..........................       312,000
                                                                     -----------
 Commercial Services (2.1%)

   8,000 Quintiles Transnational Corp. (b)........................       427,000
                                                                     -----------
 Computers & Peripherals (1.2%)

   3,500 Comverse Technology, Inc. (b)............................       248,500
                                                                     -----------
 Educational Institutions (1.4%)

   9,600 DeVry, Inc. (b)..........................................       294,000
                                                                     -----------
 Electrical Equipment (4.5%)

   6,000 Benchmark Electronics, Inc. (b)..........................       219,750
  11,500 Sanmina Corp. (b)........................................       718,750
                                                                     -----------
                                                                         938,500

                                                                     -----------
 Electronic & Electrical-General (3.3%)

  14,000 American Power Conversion Corp. (b)......................       678,125
                                                                     -----------
 Environmental Control (2.2%)

  25,000 Catalytica, Inc. (b).....................................       450,000
                                                                     -----------
 Financial Services (8.0%)

   6,500 Astoria Financial Corp...................................       297,375
  20,000 Eaton Vance Corp.........................................       417,500
   8,800 Fidelity National Financial, Inc.........................       268,400
   6,800 SEI Investments Co.......................................       675,749
                                                                     -----------
                                                                       1,659,024

                                                                     -----------
 Food Processing & Packaging (2.5%)

  20,000 American Italian Pasta Co., Class A (b)..................       527,500
                                                                     -----------

                                  Security                             Market

 Shares                         Description                             Value

 ------- ---------------------------------------------------------   -----------
 Common Stocks, continued:

 Heavy Machinery (1.5%)

  20,000 JLG Industries, Inc......................................   $   312,500
                                                                     -----------
 Medical Supplies (3.0%)

  22,000 STERIS Corp. (b).........................................       625,625
                                                                     -----------
 Pharmaceuticals (7.1%)

   7,000 Genetech, Inc. (b).......................................       557,813
  30,800 Kendle International, Inc. (b)...........................       719,950
   2,000 MedImmune, Inc. (b)......................................       198,875
                                                                     -----------
                                                                       1,476,638

                                                                     -----------
 Printing & Publishing (4.2%)

  10,000 Consolidated Graphics, Inc. (b)..........................       675,625
   5,000 Multi-Color Corp. (b)....................................        33,125
   5,000 World Color Press, Inc. (b)..............................       152,188
                                                                     -----------
                                                                         860,938

                                                                     -----------
 Radio (3.9%)

  12,500 Jacor Communications, Inc. (b)...........................       804,688
                                                                     -----------
 Restaurants (3.0%)

  14,000 Papa John's International, Inc. (b)......................       617,750
                                                                     -----------
 Retail-Specialty Stores (7.2%)

  22,000 Bed Bath & Beyond, Inc. (b)..............................       750,749
   7,000 O'Reilly Automotive, Inc. (b)............................       330,750
  10,000 Williams-Sonoma, Inc. (b)................................       403,125
                                                                     -----------
                                                                       1,484,624

                                                                     -----------
 Semiconductors (5.6%)

  15,000 Plexus Corp. (b).........................................       508,125
  14,200 Vitesse Semiconductor Corp. (b)..........................       647,875
                                                                     -----------
                                                                       1,156,000

                                                                     -----------
 Software & Computer Services (6.6%)

  24,755 Complete Business Solutions, Inc. (b)....................       838,577
  10,000 Genesys Telecomm Labs, Inc. (b)..........................       222,500
  10,000 i2 Technologies, Inc. (b)................................       303,750
                                                                     -----------
                                                                       1,364,827

                                                                     -----------
 Textile Products (3.2%)

  16,000 Mohawk Industries, Inc. (b)..............................       673,000
                                                                     -----------
 Wholesale Distribution (2.6%)

  10,000 Brightpoint, Inc. (b)....................................       137,500
  10,000 Tech Data Corp. (b)......................................       402,500
                                                                     -----------
                                                                         540,000

                                                                     -----------
 Total Common Stocks (Cost $15,989,118)                               19,862,696
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Small Company Select Fund


                                 Security                             Market

 Shares                         Description                            Value

 ------- --------------------------------------------------------   -----------
 Investment Companies (4.3%)
 883,400 Dreyfus Treasury Prime Fund.............................   $   883,400
  17,698 Federated U.S. Treasury Services Fund...................        17,698
                                                                    -----------
 Total Investment Companies (Cost $901,098)                             901,098
                                                                    -----------
 Total Investments (Cost $16,890,216) (a)--100.1%                    20,763,794
 Liabilities in excess of other assets--(0.1)%                          (22,636)

                                                                    -----------
 Total Net Assets--100.0%                                           $20,741,158

                                                                    ===========

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $10,793. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:


         Unrealized appreciation.................................... $4,320,589
         Unrealized depreciation....................................   (457,804)

                                                                     ----------
         Net unrealized appreciation................................ $3,862,785

                                                                     ==========

(b) Represents non-income producing securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Large Company Select Fund


 Shares or

 Principal                                                             Market
  Amount                                                                Value

 --------- -------------------------------------------------------   -----------
 Common Stocks (92.1%)

 Apparel/Footwear (2.7%)

    22,500 Gap, Inc...............................................   $ 1,265,625
    15,000 Jones Apparel Group, Inc. (b)..........................       330,938
                                                                     -----------
                                                                       1,596,563

                                                                     -----------
 Automotive (1.0%)

    10,000 Ford Motor Co..........................................       586,875
                                                                     -----------
 Banks (5.6%)

    14,710 BankAmerica Corp.......................................       884,439
    20,000 Citigroup, Inc.........................................       989,999
     4,000 Fifth Third Bancorp....................................       285,250
     7,400 First Union Corp.......................................       450,013
     6,300 Mellon Bank Corp.......................................       433,125
     4,600 State Street Corp......................................       319,988
                                                                     -----------
                                                                       3,362,814

                                                                     -----------
 Beverages (1.4%)

    13,000 Coca-Cola Co...........................................       869,375
                                                                     -----------
 Brokerage Services (0.8%)

     7,500 Merrill Lynch & Co., Inc...............................       500,625
                                                                     -----------
 Computers & Peripherals (10.4%)

    28,650 Cisco Systems, Inc. (b)................................     2,659,077
    21,000 Compaq Computer Corp...................................       880,688
    25,000 Dell Computer Corp. (b)................................     1,829,687
     4,600 EMC Corp. (b)..........................................       391,000
     2,700 International Business Machines Corp...................       498,825
                                                                     -----------
                                                                       6,259,277

                                                                     -----------
 Consumer Goods & Services (1.1%)

     7,000 Procter & Gamble Co....................................       639,188
                                                                     -----------
 Cosmetics & Toiletries (0.6%)

     7,000 Gillette Co............................................       338,188
                                                                     -----------
 Diversified (7.3%)

    27,100 General Electric Co....................................     2,765,894
    22,000 Tyco International Ltd.................................     1,659,625
                                                                     -----------
                                                                       4,425,519

                                                                     -----------
 Financial Services (3.9%)

     8,000 American Express Co....................................       818,000
    16,600 Fannie Mae.............................................     1,228,400
     8,500 T. Rowe Price Associates...............................       291,125
                                                                     -----------
                                                                       2,337,525

                                                                     -----------
 Insurance (3.9%)

    10,500 American International Group, Inc......................     1,014,563
    16,500 SunAmerica, Inc........................................     1,338,562
                                                                     -----------
                                                                       2,353,125

                                                                     -----------

 Shares or

 Principal                                                             Market
  Amount                                                                Value

 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Linen Supply & Related Items (1.3%)

    11,000 Cintas Corp............................................   $   774,813
                                                                     -----------
 Media (2.8%)

    26,800 Time Warner, Inc.......................................     1,663,275
                                                                     -----------
 Medical Supplies (0.6%)

     4,000 Johnson & Johnson......................................       335,500
                                                                     -----------
 Office Equipment & Supplies (Non-Computer Related) (1.0%)

     9,000 Pitney-Bowes, Inc......................................       594,563
                                                                     -----------
 Oil-Integrated Companies (2.5%)

    12,150 Exxon Corp.............................................       888,469
     7,200 Mobil Corp.............................................       627,300
                                                                     -----------
                                                                       1,515,769

                                                                     -----------
 Pharmaceuticals (14.9%)

     9,800 Bristol-Myers Squibb Co................................     1,311,363
     4,500 Cardinal Health, Inc...................................       341,438
    15,000 Eli Lilly & Co.........................................     1,333,125
     9,700 Merck & Co., Inc.......................................     1,432,568
    14,500 Pfizer, Inc............................................     1,818,843
    21,000 Schering-Plough Corp...................................     1,160,250
    21,000 Warner-Lambert Co......................................     1,578,937
                                                                     -----------
                                                                       8,976,524

                                                                     -----------
 Retail (13.4%)

    32,000 Home Depot, Inc........................................     1,958,000
    33,000 Staples, Inc. (b)......................................     1,441,688
    33,000 Wal-Mart Stores, Inc...................................     2,687,437
    34,000 Walgreen Co............................................     1,991,124
                                                                     -----------
                                                                       8,078,249

                                                                     -----------
 Retail-Specialty Stores (0.6%)

    12,000 TJX Cos, Inc...........................................       348,000
                                                                     -----------
 Semiconductors (2.1%)

    10,800 Intel Corp.............................................     1,280,475
                                                                     -----------
 Software & Computer Services (8.0%)

    17,200 America Online, Inc. (b)...............................     2,489,699
    17,000 Microsoft Corp. (b)....................................     2,357,688
                                                                     -----------
                                                                       4,847,387

                                                                     -----------
 Telecommunications-Equipment (2.9%)

    16,000 Lucent Technologies, Inc...............................     1,760,000
                                                                     -----------
 Utilities-Telecommunications (3.3%)

    15,000 Cincinnati Bell, Inc...................................       567,188
    20,000 MCI Worldcom, Inc. (b).................................     1,435,000
                                                                     -----------
                                                                       2,002,188

                                                                     -----------
 Total Common Stocks (Cost $31,617,040)                               55,445,817
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998
Large Company Select Fund


 Shares or

 Principal                                                             Market
   Amount                                                               Value

 ---------- ------------------------------------------------------   -----------
 U.S. Government Agencies (2.3%)

 Federal Home Loan Mortgage Corp. (2.3%)

 $1,400,000 Discount Note, 1/6/99.................................   $ 1,399,622
                                                                     -----------
 Total U.S. Government Agencies (Cost $1,399,001)                      1,399,622
                                                                     -----------

 Shares or

 Principal                                                             Market
  Amount                                                                Value

 --------- -------------------------------------------------------   -----------
 Investment Companies (3.1%)

   433,735 Dreyfus Treasury Prime Fund............................   $   433,735
 1,410,559 Federated U.S. Treasury Services Fund..................     1,410,559
                                                                     -----------
 Total Investment Companies (Cost $1,844,294)                          1,844,294
                                                                     -----------
 Total Investments (Cost $34,860,335) (a)--97.5%                      58,689,733
 Other assets in excess of liabilities--2.5%                           1,526,743

                                                                     -----------
 Total Net Assets--100.0%                                            $60,216,476

                                                                     ===========

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $14,180. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:


         Unrealized appreciation................................... $24,212,730
         Unrealized depreciation...................................    (397,512)

                                                                    -----------
         Net unrealized appreciation............................... $23,815,218

                                                                    ===========

(b) Represents non-income producing securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

1. Organization:

 The Riverfront Funds, Inc. was organized on March 27, 1990, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Effective December 29, 1998, The Riverfront Funds, Inc., a Maryland corporation, changed its form of organization from that of a Maryland corporation to an Ohio business trust by completing a reorganization with The Riverfront Funds, an Ohio business trust (the "Trust"), created for such purpose. The Trust is authorized to issue six series of shares of beneficial interest, without par value, representing interests in different portfolios of securities as follows: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Balanced Fund, The Riverfront Small Company Select Fund (formerly The Riverfront Stock Appreciation Fund) and The Riverfront Large Company Select Fund (each, a "Fund"; and collectively, the "Funds").

 The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from U.S. government short-term securities while preserving capital and maintaining liquidity. The investment objective of the U.S. Government Income Fund is to seek a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. The investment objective of the Income Equity Fund is to seek a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers. The investment objective of the Balanced Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Small Company Select Fund is to seek capital growth. The investment objective of the Large Company Select Fund is to seek long term growth of capital with some current income as a secondary objective.

 The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Sales of shares of the Funds may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

 The U.S. Government Income Fund, the Income Equity Fund, the Balanced Fund, the Small Company Select Fund and the Large Company Select Fund (collectively, "the variable net asset value funds") each offer two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the "money market fund") offers only the Investor A Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Funds' prospectus. Investor B Shares, other than those purchased through reinvestment of dividends, convert automatically to Investor A Shares eight years after the date of their issuance. A portion of the Investor B Shares purchased through dividend reinvestment also converts automatically to Investor A Shares at such time. Each share class has identical rights and privileges, except with respect to
 (i) distribution and shareholder services (12b-1) fees paid by each share class, (ii) voting rights on matters specifically affecting a single share class, and (iii) the exchange privileges.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

 liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 Securities Valuation:

 Investments of the money market fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to an appropriate demand feature, or (b) maintain a dollar-weighted-average fund maturity which exceeds 90 days, in each case calculated in accordance with Rule 2a-7 under the 1940 Act.

 Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), or closing sale prices on the principal exchange (closing sales prices on the over-the-counter National Market System) in which such securities are normally traded. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith by Provident, as the investment adviser, or by the sub-investment advisor, as the case may be, under the supervision of the Trust's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 Security Transactions and Related Income:

 Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains or losses from sales of securities are determined on an identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

 Repurchase Agreements:

 The Funds may enter into repurchase agreements with financial institutions such as banks and broker/dealers which Provident, as investment adviser or the Funds' sub-investment adviser, as applicable, deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

 Dividends to Shareholders:

 Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and generally paid monthly for each variable net asset value fund with the

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

 exception of the Small Company Select Fund which declares and pays any dividends semiannually. Net investment losses incurred by a Fund are offset against Capital to the extent that short-term gains are not available in a given year in the accompanying Statements of Assets and Liabilities.

 Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds. Any taxable distributions declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

 The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

 As of December 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:


                                             Accumulated      Accumulated Net
                                          Undistributed Net Realized Gain/(Loss)
                                          Investment Income    on Investments

                                          ----------------- --------------------
 U.S. Government Income Fund.............     $ 25,351           $ (25,351)
 Income Equity Fund......................        --                 (8,107)
 Small Company Select Fund...............      258,749               1,763
 Large Company Select Fund...............      261,052            (261,052)

 Federal Income Taxes:

 It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders; therefore, no federal tax provision was required.

 Other:

 Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds, generally on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

 All expenses in connection with the organization of the Large Company Select Fund and the registration of its shares under the Securities Act of 1933, as amended, were paid by the Fund. Such expenses are being amortized over a period of five years commencing with the inception date of the Fund.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 are as follows:


                                                        Purchases      Sales

                                                       ------------ ------------
 U.S. Government Income Fund.......................... $ 48,499,239 $ 59,122,711
 Income Equity Fund................................... $127,726,032 $136,956,638
 Balanced Fund........................................ $ 24,803,816 $ 26,376,481
 Small Company Select Fund............................ $ 25,176,810 $ 26,830,264
 Large Company Select Fund............................ $ 34,674,356 $ 29,117,008


4. Capital Share Transactions:

 Transactions in capital shares for the Funds were as follows:


                         U.S. Government Income Fund        Income Equity Fund

                         -----------------------------   --------------------------
                          Year Ended      Year Ended      Year Ended    Year Ended
                         December 31,    December 31,    December 31,  December 31,

                             1998             1997           1998          1997
                         -------------   -------------   ------------  ------------
CAPITAL TRANSACTIONS:

Investor A Shares:
  Proceeds from shares

   issued............... $   1,870,036   $   3,965,162   $  4,928,919  $  7,333,378
  Proceeds from shares
   issued in connection
   with common trust

   fund acquisition.....           --       16,606,766            --            --
  Dividends reinvested..       247,700         447,813     10,320,240    19,742,254
  Shares redeemed.......    (8,523,069)     (5,969,304)   (14,154,051)  (16,662,273)
                         -------------   -------------   ------------  ------------
  Change in net assets
   from Investor A share

   transactions.........   $(6,405,333)    $15,050,437   $  1,095,108  $ 10,413,359
                         =============   =============   ============  ============
Investor B Shares:
  Proceeds from shares

   issued............... $     119,490   $     270,855   $  3,230,210  $  8,520,546
  Dividends reinvested..        36,238          58,773      2,021,050     3,781,007
  Shares redeemed.......      (199,775)       (315,970)    (4,415,775)   (1,514,086)
                         -------------   -------------   ------------  ------------
  Change in net assets
   from Investor B share

   transactions......... $     (44,047)  $      13,658   $    835,485  $ 10,787,467
                         =============   =============   ============  ============
SHARE TRANSACTIONS:
Investor A Shares:

  Issued................       194,328         423,205        405,411       552,976
  Issued in connection
   with common trust

   fund acquisition.....           --        1,761,057            --            --
  Reinvested............        25,909          47,635        981,947     1,674,497
  Redeemed..............      (888,903)       (634,837)    (1,197,255)   (1,206,389)
                         -------------   -------------   ------------  ------------
  Change in Investor A

   Shares...............      (668,666)      1,597,060        190,103     1,021,084
                         =============   =============   ============  ============
Investor B Shares:

  Issued................        10,979          24,956        252,960       633,092
  Reinvested............         3,353           5,568        188,168       314,995
  Redeemed..............       (18,450)        (29,761)      (368,480)     (109,730)
                         -------------   -------------   ------------  ------------
  Change in Investor B

   Shares...............        (4,118)            763         72,648       838,357
                         =============   =============   ============  ============

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

4. Capital Share Transactions, continued:


                                 Balanced Fund         Small Company Select Fund

                           --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                           December 31,  December 31,  December 31,  December 31,

                               1998          1997          1998          1997
                           ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:

Investor A Shares:
  Proceeds from shares

   issued................. $ 1,816,435   $ 1,140,421   $ 1,355,158   $  3,009,538
  Dividends reinvested....   1,709,409       969,400     2,647,256      4,366,182
  Shares redeemed.........  (2,408,823)   (3,919,227)   (5,805,686)   (13,898,332)
                           -----------   -----------   -----------   ------------
  Change in net assets
   from Investor A shares

   transactions........... $ 1,117,021   $(1,809,406)  $(1,803,272)  $ (6,522,612)
                           ===========   ===========   ===========   ============
Investor B Shares:
  Proceeds from shares

   issued................. $ 1,524,737   $ 1,482,972   $   598,969   $    526,610
  Dividends reinvested....   1,899,931       979,316       194,970        214,709
  Shares redeemed.........  (1,765,526)   (1,554,696)     (330,044)      (115,336)
                           -----------   -----------   -----------   ------------
  Change in net assets
   from Investor B share

   transactions........... $ 1,659,142   $   907,592   $   463,895   $    625,983
                           ===========   ===========   ===========   ============
SHARE TRANSACTIONS:
Investor A Shares:

  Issued..................     135,447        91,585       157,466        307,000
  Reinvested..............     131,021        79,188       305,335        468,165
  Redeemed................    (181,427)     (316,498)     (669,783)    (1,436,813)
                           -----------   -----------   -----------   ------------
  Change in Investor A

   Shares.................      85,041      (145,725)     (206,982)      (661,648)
                           ===========   ===========   ===========   ============
Investor B Shares:

  Issued..................     109,318       115,832        65,801         52,468
  Reinvested..............     140,306        77,517        21,711         22,295
  Redeemed................    (127,777)     (121,277)      (41,980)       (11,801)
                           -----------   -----------   -----------   ------------
  Change in Investor B

   Shares.................     121,847        72,072        45,532         62,962
                           ===========   ===========   ===========   ============

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

4. Capital Share Transactions, continued:


                                                      Large Company Select Fund

                                                      --------------------------
                                                       Year Ended    Year Ended
                                                      December 31,  December 31,

                                                          1998          1997*
                                                      ------------  ------------
CAPITAL TRANSACTIONS:

Investor A Shares:

  Proceeds from shares issued........................ $ 7,462,897   $ 2,486,334
  Proceeds from shares issued in connection with
   common trust fund acquisition.....................         --     27,813,338
  Dividends reinvested...............................   6,003,616     3,676,075
  Shares redeemed....................................  (3,998,246)   (3,937,879)
                                                      -----------   -----------
  Change in net assets from Investor A share

   transactions...................................... $ 9,468,267   $30,037,868
                                                      ===========   ===========
Investor B Shares:

  Proceeds from shares issued........................ $ 5,846,765   $ 2,396,213
  Dividends reinvested...............................   1,076,545       263,596
  Shares redeemed....................................    (826,312)      (37,554)
                                                      -----------   -----------
  Change in net assets from Investor B share

   transactions...................................... $ 6,096,998   $ 2,622,255
                                                      ===========   ===========
SHARE TRANSACTIONS:
Investor A Shares:

  Issued.............................................     569,741       205,316
  Issued in connection with common trust fund
   acquisition.......................................         --      2,781,335
  Reinvested.........................................     432,540       329,693
  Redeemed...........................................    (309,699)     (352,190)
                                                      -----------   -----------
  Change in Investor A Shares........................     692,582     2,964,154
                                                      ===========   ===========
Investor B Shares:

  Issued.............................................     456,092       198,193
  Reinvested.........................................      78,735        23,747
  Redeemed...........................................     (65,435)       (3,405)
                                                      -----------   -----------
  Change in Investor B Shares........................     469,392       218,535
                                                      ===========   ===========

-------
* For the period January 2, 1997 (commencement of operations) through December 31, 1997.

5. Related Party Transactions:

 Provident has entered into an Investment Advisory Agreement with the Trust whereby Provident supervises and manages the investment and reinvestment of the assets of the Funds. Under the terms of the Investment Advisory Agreement, Provident is entitled to receive fees based on a percentage of the average net assets of each Fund.

 Pursuant to the terms of the Investment Advisory Agreement with the Trust, Provident has entered into a Sub-Investment Advisory Agreement with DePrince, Race & Zollo, Inc. ("DRZ") for the Income Equity Fund. DRZ provides investment advice to and supervises the investment program of that portion of the assets of the Income Equity Fund allocated to DRZ by the Trust's Board of Trustees. Under the terms of the Sub-Investment Advisory

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

5. Related Party Transactions, continued:

 Agreement, DRZ receives from Provident (and not the Fund), fees calculated at 0.50% of average daily net assets up to $55 million of the Income Equity Fund managed by DRZ and 0.55% of average daily net assets above $55 million for this Fund managed by DRZ.

 In addition to serving as Investment Adviser, Provident serves as custodian and fund accountant to the Funds. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Fund.

 During the year ended December 31, 1998, Provident Securities & Investment Company ("PSI"), an affiliate of Provident which is a registered broker dealer, executed transactions to purchase and sell Fund investments on an agency basis on behalf of the Trust. The Trust paid PSI approximately $54,872 that has been included in investments at cost, as commissions for such transactions.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as administrator, principal underwriter and distributor. Such officers and trustee are paid no fees directly by the Funds for serving as officers and as trustee of the Trust. Under the terms of the Administration Agreement, BISYS' fees are computed at 0.20% of the average daily net assets of each Fund.

 Provident also serves as transfer agent and shareholder servicing agent to the Trust. Under the terms of the Master Transfer and Record keeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Fund and certain out-of-pocket expenses. Under the terms of the Shareholder Services Plan, each Fund is authorized to pay compensation to banks and other financial institutions, including Provident and BISYS or other providers for record keeping and/or administrative support services. As of December 31, 1998, there were no shareholder servicing agreements entered into on behalf of any of the Funds.

 The Trust has adopted an Investor A Distribution and Shareholder Service Plan ("Investor A Plan") and an Investor B Distribution and Shareholder Services Plan ("Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse BISYS, as distributor of Investor A Shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A Shares of each Fund. Pursuant to the Investor B Plan, each variable net asset value fund is authorized to pay or reimburse BISYS, as distributor of Investor B Shares, (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net asset value of Investor B Shares of that Fund and (b) a service fee in an amount not to exceed 0.25% of the average daily net asset value of Investor B Shares of that Fund. These fees may be used by BISYS to pay banks, broker dealers and other institutions, including Provident, or to reimburse BISYS or its affiliates, to finance any activity which is principally intended to result in the sale of shares or to compensate for providing shareholder services.

 For the year ended December 31, 1998, BISYS received $516,971 from commissions on sales of shares of the Funds. BISYS, as dealer/underwriter, retained $515,505 and reallowed $1,466 to brokers affiliated with Provident.

 As of December 31, 1998, Provident and certain of its affiliates owned shares in the Riverfront U.S. Government Income Fund totaling $24,270,325, or 54% of the Fund.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

5. Related Party Transactions, continued:

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 1998:


                                 U.S. Government                     Income
                                 Securities Money U.S. Government    Equity

                                   Market Fund      Income Fund       Fund

                                 ---------------- --------------- -------------
Investment Advisor Fees:
Annual fee (percentage of

 average net assets)............         0.15%           0.40%          0.95%
Administration Fees:
Annual fee (percentage of
average net assets).............         0.20%           0.20%          0.20%
12b-1 Fees (Investor A):
Annual fee before voluntary fee

 reductions
 (percentage of average net

 assets)........................         0.25%           0.25%          0.25%
Voluntary fee reductions........     $239,063         $27,932       $ 24,937
12b-1 Fees (Investor B):
Annual fee (percentage of

 average net assets)............          N/A            1.00%          1.00%
Custodian and Accounting Fees:..     $ 81,312         $53,978       $154,411
Transfer Agent Fees:............     $ 40,339         $43,615       $ 87,612

                                     Balanced      Small Company  Large Company
                                      Fund         Select Fund     Select Fund

                                 ---------------- --------------- -------------
Investment Advisor Fees:
Annual fee before voluntary fee

 reductions
 (percentage of average net

 assets)........................         0.90%           0.80%          0.80%
Voluntary fee reductions........     $ 22,256             N/A            N/A
Administration Fees:
Annual fee (percentage of

 average net assets)............         0.20%           0.20%          0.20%
12b-1 Fees (Investor A):
Annual fee before voluntary fee
 reductions
 (percentage of average net

 assets)........................         0.25%           0.25%          0.25%
Voluntary fee reductions........     $  6,098             N/A            N/A
12b-1 Fees (Investor B):
Annual fee (percentage of

average net assets).............         1.00%           1.00%          1.00%
Custodian and Accounting Fees:..     $ 36,837         $36,415       $ 69,214
Transfer Agent Fees:............     $ 43,924         $91,945       $ 46,311

N/A--Not applicable

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

6. Acquisition of Common Trust Funds A, C and G:

 On January 2, 1997, the Large Company Select Fund issued Investor A shares in a tax free conversion to acquire the assets and liabilities, including distributions payable of $26,562, of the Common Trust A and Common Trust G of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:


 Investor A Shares (000)'s.............................................   2,781
 Net assets acquired (000)'s........................................... $27,813
 Net asset value....................................................... $ 10.00
 Unrealized appreciation (000)'s....................................... $12,592
 Net assets of the mutual fund before acquisition...................... $    --


 On January 23, 1997, the U.S. Government Income Fund issued Investor A shares in a tax free conversion to acquire the assets and liabilities, including distributions payable of $26,148, of the Common Trust Fund C and Common Trust Fund F-1 of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.


 Investor A Shares (000)'s.............................................   1,761
 Net assets acquired (000)'s........................................... $16,607
 Net asset value....................................................... $  9.43
 Unrealized appreciation (000)'s....................................... $   392
 Net assets of the mutual fund before acquisition (000)'s.............. $34,983


7. Special Meetings of Shareholders (unaudited):

 A special meeting of Shareholders of the Trust was held on January 30, 1998. At the meeting, shareholders voted on the Agreement and Plan of Reorganization and Liquidation (the "Plan of Conversion") providing for the conversion of each of the Funds from a separate series of a Maryland corporation to a separate series of an Ohio business trust. Included in the Plan of Conversion was a provision to change the name of The Riverfront Stock Appreciation Fund to The Riverfront Small Company Select Fund. The Plan of Conversion was approved by six of the seven Funds, as follows, and as a result was not approved.


 Fund                                                 For     Against  Abstain

 ----                                              ---------- ------- ---------
 U.S. Government Securities Money Market Fund..... 97,741,441 224,373 1,499,951
 U.S. Government Income Fund......................  2,751,914       0         0
 Ohio Tax-Free Bond Fund..........................    733,691       0     2,987
 Income Equity Fund...............................  4,655,627  10,779    74,455
 Balanced Fund....................................    853,760  36,855    41,055
 Stock Appreciation Fund (Small Company Select
 Fund)............................................  1,040,220  55,119   112,536
 Large Company Select Fund........................  2,591,906     266         0


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

7. Special Meetings of Shareholders, continued:

 A second special meeting of Shareholders of the Trust was held on August 7, 1998 for the same purpose. The results of the August 7, 1998 special meeting are as follows:


 Fund                                                   For     Against Abstain

 ----                                               ----------- ------- -------
 U.S. Government Securities Money Market Fund...... 102,870,596 539,345 405,934
 U.S. Government Income Fund.......................   4,807,475   2,104   1,312
 Income Equity Fund................................   5,853,357  34,055  88,938
 Balanced Fund.....................................     899,042   3,389  40,742
 Stock Appreciation Fund (Small Company Select
 Fund).............................................   1,342,041  43,899  57,079
 Large Company Select Fund.........................   3,095,349   1,117   4,658


 As a result, the Plan of Conversion was approved by all the Funds and became effective December 29, 1998.

 A Special Meeting of Shareholders of The Riverfront Ohio Tax-Free Fund was held on April 27, 1998. At the meeting, shareholders of the Fund voted on the Plan of Dissolution, Liquidation and Termination of the Fund. The results of the Special Meeting are as follows:


               For                        Abstain                                         Against

             -------                      -------                                         -------
             295,862                         --                                            1,285


 As a result, The Riverfront Ohio Tax-Free Fund was terminated on April 30,
 1998.

8. Eligible Distributions (Unaudited):

 The Trust designates the following percentage of distributions eligible for the dividends received deductions for the following funds:


                                                                    Qualified
                                                                 Dividend Income

                                                                 ---------------
 Income Equity Fund.............................................     32.04%
 Balanced Fund..................................................     22.73%


9. Federal Income Tax Information (Unaudited):

 The accompanying table details distributions from long-term capital gains for the following Funds for the year ended December 31, 1998:


                                                                Distributions

                                                                --------------
 Income Equity Fund............................................ $4,739,170
 Balanced Fund................................................. $2,960,089
 Small Company Select Fund..................................... $2,774,127
 Large Company Select Fund..................................... $7,141,282


--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1998

9. Federal Income Tax Information, continued:

 At December 31, 1998, the following Funds have capital loss carryforwards for tax purposes which are available to offset future capital gains, if any:


                                                            Capital Loss
                                                            Carryforward Expires

                                                            ------------ -------
 U.S. Government Securities Money Market Fund..............   $    875    2002
 U.S. Government Securities Money Market Fund..............   $  1,415    2003
 U.S. Government Securities Money Market Fund..............   $     28    2005
 U.S. Government Securities Money Market Fund..............   $  3,779    2006
 U.S. Government Income Fund...............................   $  4,366    2002
 U.S. Government Income Fund...............................   $516,479    2003
 Small Company Select Fund.................................   $ 90,491    2006

 Under current tax law, capital losses realized subsequent to October 31 of the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended December 31, 1999:


                                                                   Post-October
                                                                  Capital Losses

                                                                  --------------
 U.S. Government Securities Money Market Fund....................    $    318
 U.S. Government Income Fund.....................................    $ 31,168
 Income Equity Fund..............................................    $590,485


Continued

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds


                              U.S. Government Securities Money Market Fund

                              ------------------------------------------------
                                        Years Ended December 31,

                              ------------------------------------------------
                                1998      1997      1996      1995    1994 (a)
                              --------  --------  --------  --------  --------
Net Asset Value,

 Beginning of Period........  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                              --------  --------  --------  --------  --------
Investment Activities

 Net investment income......     0.048     0.049     0.046     0.050     0.040
                              --------  --------  --------  --------  --------
 Total from Investment

 Activities.................     0.048     0.049     0.046     0.050     0.040
                              --------  --------  --------  --------  --------
Distributions

 Net investment income......    (0.048)   (0.049)   (0.046)   (0.050)   (0.040)
                              --------  --------  --------  --------  --------
 Total Distributions........    (0.048)   (0.049)   (0.046)   (0.050)   (0.040)
                              --------  --------  --------  --------  --------
Net Asset Value,

 End of Period..............  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                              ========  ========  ========  ========  ========
Total Return................      4.93%     5.02%     4.89%     5.52%     3.78%
Ratios/Supplementary Data:
Net Assets at end of period
(000).......................  $188,847  $142,569  $181,017  $157,495  $149,374
Ratio of expenses to average
net assets..................      0.66%     0.64%     0.59%     0.58%     0.51%
Ratio of net investment
income to average net
assets......................      4.82%     4.90%     4.78%     5.34%     3.70%
Ratio of expenses to average
net assets*.................      0.81%     0.79%     0.84%     0.83%     0.80%
Ratio of net investment
income to average net
assets*.....................      4.67%     4.75%     4.53%     5.09%     3.41%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds


                                                         U.S. Government Income Fund

                   ---------------------------------------------------------------------------------------------------------
                                                                                                  January 17,

                                       Years Ended December 31,                       Year Ended    1995 to      Year Ended
                   ----------------------------------------------------------------- December 31, December 31,  December 31,

                           1998                  1997                  1996              1995       1995 (a)      1994 (e)
                   --------------------- --------------------- --------------------- ------------ ------------  ------------
                   Investor A Investor B Investor A Investor B Investor A
Investor B Investor A Investor B

                   ---------- ---------- ---------- ---------- ---------- ---------- ------------ ------------
Net Asset Value,
 Beginning of

 Period..........   $  9.48     $10.68    $  9.43     $10.64    $  9.71     $10.95     $  8.92       $10.00       $  9.91
                    -------     ------    -------     ------    -------     ------     -------       ------       -------
Investment
Activities

 Net investment

  income.........      0.47       0.44       0.49       0.48       0.52       0.49        0.54         0.43          0.54
 Net realized and
  unrealized

  gains (losses)

  from

  investments....      0.17       0.19       0.14       0.14      (0.29)     (0.31)       0.79         0.94         (0.99)
                    -------     ------    -------     ------    -------     ------     -------       ------       -------
 Total from
  Investment

  Activities.....      0.64       0.63       0.63       0.62       0.23       0.18        1.33         1.37         (0.45)
                    -------     ------    -------     ------    -------     ------     -------       ------       -------
Distributions
 Net investment

  income.........     (0.47)     (0.38)     (0.50)     (0.49)     (0.51)     (0.49)      (0.54)       (0.42)        (0.54)
 In excess of net
  investment

  income.........       --         --       (0.08)     (0.09)       --         --          --           --            --
                    -------     ------    -------     ------    -------     ------     -------       ------       -------
 Total

  Distributions..     (0.47)     (0.38)     (0.58)     (0.58)     (0.51)     (0.49)      (0.54)       (0.42)        (0.54)
                    -------     ------    -------     ------    -------     ------     -------       ------       -------
Net Asset Value,

 End of Period...   $  9.65     $10.93    $  9.48     $10.68    $  9.43     $10.64     $  9.71       $10.95       $  8.92
                    =======     ======    =======     ======    =======     ======     =======       ======       =======
Total Return
 (excludes

 sales/redemption

 charge).........      6.95%      6.03%      6.94%      6.07%      2.51%      1.72%      15.22%       13.96%(d)     (4.64)%
Ratios/Supplementary Data:
Net Assets at end
 of period (000).   $43,411     $1,294    $49,017     $1,309    $33,694     $1,296     $36,538       $1,263       $32,721
Ratio of expenses
 to average net

 assets..........      1.12%      1.93%      1.14%      1.95%      1.11%      1.96%       1.09%        1.90%(b)      0.86%
Ratio of net
 investment
 income to
 average net

 assets..........      4.90%      4.09%      5.40%      4.56%      5.45%      4.59%       5.74%        4.80%(b)      5.78%
Ratio of expenses
 to average net

 assets*.........      1.18%      1.93%      1.20%      1.95%      1.20%      1.96%       1.18%        1.90%(b)      1.14%
Ratio of net
 investment
 income to
 average net

 assets*.........      4.84%      4.09%      5.34%      4.56%      5.36%      4.59%       5.65%        4.80%(b)      5.49%
Portfolio
 Turnover (c)....       109%       109%        71%        71%        53%        53%         75%          75%           83%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(d) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(e) Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds


                                                              Income Equity Fund

                   ---------------------------------------------------------------------------------------------------------
                                                                                                  January 17,

                                       Years Ended December 31,                       Year Ended    1995 to      Year Ended
                   ----------------------------------------------------------------- December 31, December 31,  December 31,

                           1998                  1997                  1996              1995       1995 (a)      1994 (e)
                   --------------------- --------------------- --------------------- ------------ ------------  ------------
                   Investor A Investor B Investor A Investor B Investor A
Investor B Investor A Investor B

                   ---------- ---------- ---------- ---------- ---------- ---------- ------------ ------------
Net Asset Value,
 Beginning of

 Period..........   $ 11.68    $ 11.98    $ 11.92    $ 12.16    $ 11.70     $11.85     $ 10.15       $10.00       $ 10.63
                    -------    -------    -------    -------    -------     ------     -------       ------       -------
Investment
Activities

 Net investment

  income.........      0.12       0.03       0.16       0.06       0.21       0.12        0.27         0.13          0.32
 Net realized and
  unrealized
  gains from

  investments....      0.25       0.25       3.11       3.17       2.12       2.21        2.89         2.78           --
                    -------    -------    -------    -------    -------     ------     -------       ------       -------
 Total from
  Investment

  Activities.....      0.37       0.28       3.27       3.23       2.33       2.33        3.16         2.91          0.32
                    -------    -------    -------    -------    -------     ------     -------       ------       -------
Distributions
 Net investment

  income.........     (0.12)     (0.04)     (0.16)     (0.06)     (0.21)     (0.12)      (0.27)       (0.13)        (0.31)
 Net realized
  gains..........     (1.46)     (1.46)     (3.35)     (3.35)     (1.90)     (1.90)      (1.34)       (0.93)        (0.49)
                    -------    -------    -------    -------    -------     ------     -------       ------       -------
 Total

  Distributions..     (1.58)     (1.50)     (3.51)     (3.41)     (2.11)     (2.02)      (1.61)       (1.06)        (0.80)
                    -------    -------    -------    -------    -------     ------     -------       ------       -------
Net Asset Value,

 End of Period...   $ 10.47    $ 10.76    $ 11.68    $ 11.98    $ 11.92     $12.16     $ 11.70       $11.85       $ 10.15
                    =======    =======    =======    =======    =======     ======     =======       ======       =======
Total Return
 (excludes

 sales/redemption

 charge).........      3.37%      2.51%     28.20%     27.19%     19.88%     19.67%      31.45%       29.28%(d)      3.08%
Ratios/Supplementary Data:
Net Assets at end
 of period (000).   $77,144    $16,563    $83,841    $17,563    $73,368     $7,632     $60,845       $2,833       $34,965
Ratio of expenses
 to average net

 assets..........      1.76%      2.54%      1.75%      2.55%      1.76%      2.48%       1.49%        2.46%(b)      1.30%
Ratio of net
 investment
 income to
 average net

 assets..........      1.03%      0.25%      1.21%      0.40%      1.62%      0.88%       2.27%        1.12%(b)      2.93%
Ratio of expenses
 to average net

 assets*.........      1.79%      2.54%      1.80%      2.55%      1.85%      2.54%       1.74%        2.51%(b)      1.58%
Ratio of net
 investment
 income to
 average net

 assets*.........      1.00%      0.25%      1.16%      0.40%      1.53%      0.82%       2.02%        1.07%(b)      2.65%
Portfolio
Turnover (c).....       129%       129%       157%       157%       166%       166%        180%         180%          119%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(d) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(e) Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds


                                                                   Balanced Fund

                   --------------------------------------------------------------------------------------------------------------
                                                                                                  January 17,   From September 1,

                                       Years Ended December 31,                       Year Ended    1995 to       1994 through
                   ----------------------------------------------------------------- December 31, December 31,    December 31,

                           1998                  1997                  1996              1995       1995 (a)       1994 (a)(f)
                   --------------------- --------------------- --------------------- ------------ ------------  -----------------
                   Investor A Investor B Investor A Investor B Investor A
Investor B Investor A Investor B

                   ---------- ---------- ---------- ---------- ---------- ---------- ------------ ------------
Net Asset Value,
 Beginning of

 Period..........   $ 12.30    $ 12.71     $11.69    $ 12.04     $11.36    $ 11.70      $ 9.79       $10.00          $10.00
                    -------    -------     ------    -------    -------    -------      ------       ------          ------
Investment
Activities

 Net investment

  income.........      0.23       0.11       0.23       0.12       0.31       0.26        0.35         0.25            0.10
 Net realized and
  unrealized

  gains (losses)

  from

  investments....      2.84       2.95       1.71       1.77       0.33       0.34        1.66         1.79           (0.18)
                    -------    -------     ------    -------    -------    -------      ------       ------          ------
 Total from
  Investment

  Activities.....      3.07       3.06       1.94       1.89       0.64       0.60        2.01         2.04           (0.08)
                    -------    -------     ------    -------    -------    -------      ------       ------          ------
Distributions
 Net investment

  income.........     (0.23)     (0.11)     (0.23)     (0.12)     (0.31)     (0.26)      (0.34)       (0.24)          (0.13)
 Net realized
  gains..........     (2.10)     (2.10)     (1.10)     (1.10)       --         --        (0.10)       (0.10)            --
                    -------    -------     ------    -------    -------    -------      ------       ------          ------
 Total

  Distributions..     (2.33)     (2.21)     (1.33)     (1.22)     (0.31)     (0.26)      (0.44)       (0.34)          (0.13)
                    -------    -------     ------    -------    -------    -------      ------       ------          ------
Net Asset Value,

 End of Period...   $ 13.04    $ 13.56     $12.30    $ 12.71    $ 11.69    $ 12.04      $11.36       $11.70          $ 9.79
                    =======    =======     ======    =======    =======    =======      ======       ======          ======
Total Return
 (excludes

 sales/redemption

 charge).........     25.29%     24.34%     16.77%     15.82%      5.76%      5.27%      20.83%       20.53%(b)       (0.82)%(c)
Ratios/Supplementary Data:
Net Assets at end
 of period (000).   $11,247    $13,895     $9,563    $11,483    $10,786    $10,008      $9,427       $5,030          $2,709
Ratio of expenses
 to average net

 assets..........      1.69%      2.50%      1.86%      2.72%      1.70%      2.54%       1.28%        2.04%(d)        1.48%
Ratio of net
 investment
 income to
 average net

 assets..........      1.65%      0.84%      1.80%      0.93%      2.87%      2.03%       3.48%        2.69%(d)        4.01%
Ratio of expenses
 to average net

 assets*.........      1.85%      2.60%      2.07%      2.82%      1.94%      2.68%       1.67%        2.84%(d)        4.61%
Ratio of net
 investment
 income to
 average net

 assets*.........      1.49%      0.74%      1.59%      0.83%      2.63%      1.89%       3.09%        1.89%(d)        0.88%
Portfolio
 Turnover (e)....       118%       118%       102%       102%        98%        98%         13%          13%              1%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(c)  Not annualized.
(d)  Annualized.

(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(f) Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds


                                                                Small Company Select Fund

                   -----------------------------------------------------------------------------------------------------
                                                                                        From October 1,  From October 1,

                                       Years Ended December 31,                          1995 through     1995 through
                   --------------------------------------------------------------------   December 31      December 31

                           1998                   1997                   1996              1995 (b)        1995 (a)(b)
                   ---------------------- ---------------------- ---------------------- ---------------  ---------------
                   Investor A Investor B Investor A Investor B Investor A
Investor B Investor A Investor B

                   ----------  ---------- ----------  ---------- ----------  ---------- ---------------  ---------------
Net Asset Value,
 Beginning of

 Period..........   $  9.17      $ 9.49    $  9.43      $ 9.77    $  9.50      $ 9.91       $ 10.00          $10.00
                    -------      ------    -------      ------    -------      ------       -------          ------
Investment
 Activities

 Net investment

  loss...........     (0.09)      (0.15)     (0.04)      (0.08)     (0.14)      (0.15)        (0.01)          (0.01)
 Net realized and
  unrealized

  gains (losses)

  from

  investments....     (0.01)      (0.02)      1.75        1.77       1.10        1.04         (0.12)          (0.08)
                    -------      ------    -------      ------    -------      ------       -------          ------
 Total from
  Investment

  Activities.....     (0.10)      (0.17)      1.71        1.69       0.96        0.89         (0.13)          (0.09)
                    -------      ------    -------      ------    -------      ------       -------          ------
Distributions
 Net realized

  gains..........     (1.18)      (1.18)     (1.97)      (1.97)     (1.03)      (1.03)        (0.37)            --
                    -------      ------    -------      ------    -------      ------       -------          ------
 Total

  Distributions..     (1.18)      (1.18)     (1.97)      (1.97)     (1.03)      (1.03)        (0.37)            --
                    -------      ------    -------      ------    -------      ------       -------          ------
Net Asset Value,

 End of Period...   $  7.89      $ 8.14    $  9.17      $ 9.49    $  9.43      $ 9.77       $  9.50          $ 9.91
                    =======      ======    =======      ======    =======      ======       =======          ======
Total Return
 (excludes

 sales/redemption

 charge).........     (2.26)%     (2.96)%    18.79%      17.86%     10.17%       9.05%        (1.20)%(c)      (0.90)%(c)
Ratios/Supplementary Data:
Net Assets at end
 of period (000).   $19,286      $1,455    $24,312      $1,265    $31,227      $  687       $40,995          $   72
Ratio of expenses
 to average net

 assets..........      1.97%       2.72%      2.11%       2.86%      1.91%       2.64%         1.76%(d)        2.30%(d)
Ratio of net
 investment loss
 to average net

 assets..........     (1.08)%     (1.88)%    (0.43)%     (1.20)%    (1.25)%     (2.01)%       (0.49)%(d)      (1.69)%(d)
Ratio of expenses
 to average net

 assets*.........      1.97%       2.72%      2.11%       2.86%      1.91%       2.64%         1.77%(d)        2.39%(d)
Ratio of net
 investment loss
 to average net

 assets*.........     (1.08)%     (1.88)%    (0.43)%     (1.20)%    (1.25)%     (2.01)%       (0.50)%(d)      (1.78)%(d)
Portfolio
 Turnover (e)....       114%        114%        67%         67%       162%        162%           46%             46%

                      Years Ended
                     September 30,

                   ---------------------
                   1995 (f)   1994 (f)

                   ---------- ----------
Net Asset Value,

 Beginning of

 Period..........  $  8.25    $ 10.18
                   ---------- ----------
Investment
 Activities

 Net investment

  loss...........    (0.07)     (0.12)
 Net realized and
  unrealized

  gains (losses)

  from

  investments....     2.14      (1.26)
                   ---------- ----------
 Total from
  Investment

  Activities.....     2.07      (1.38)
                   ---------- ----------
Distributions
 Net realized

  gains..........    (0.32)     (0.55)
                   ---------- ----------
 Total

  Distributions..    (0.32)     (0.55)

                   ---------- ----------
Net Asset Value,

 End of Period...  $ 10.00    $  8.25
                   ========== ==========
Total Return
 (excludes

 sales/redemption

 charge).........    25.12%    (13.91)%
Ratios/Supplementary Data:
Net Assets at end
 of period (000).  $44,500    $47,880

Ratio of expenses
 to average net

 assets..........     2.61%      2.44%
Ratio of net
 investment loss
 to average net

 assets..........    (0.73)%    (1.35)%
Ratio of expenses
 to average net

 assets*.........     2.61%      2.44%
Ratio of net
 investment loss
 to average net

 assets*.........    (0.73)%    (1.35)%
Portfolio
 Turnover (e)....      197%       254%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) As of September 30, 1995, the Stock Appreciation Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.

(c)  Not annualized.
(d)  Annualized.

(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(f) Audited by other auditors.

See Notes to Financial Statements.

Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds


                                         Large Company Select Fund

                                -----------------------------------------------
                                                          From January 2,

                                     Year Ended            1997 through
                                  December 31, 1998    December 31, 1997 (a)

                                ---------------------- ------------------------
                                Investor A  Investor B Investor A    Investor B

                                ----------  ---------- ----------    ----------

Net Asset Value, Beginning of

 Period.......................   $ 11.34      $11.28    $ 10.00        $10.00
                                 -------      ------    -------        ------
Investment Activities

 Net investment loss..........     (0.05)      (0.10)       --          (0.04)
 Net realized and unrealized
  gains (losses) from

  investments.................      4.47        4.38       2.77          2.72
                                 -------      ------    -------        ------
 Total from Investment

  Activities..................      4.42        4.28       2.77          2.68
                                 -------      ------    -------        ------
Distributions

 Net realized gains...........     (1.87)      (1.87)     (1.40)        (1.40)
 Tax return of capital........       --          --       (0.03)          --
                                 -------      ------    -------        ------
 Total Distributions..........     (1.87)      (1.87)     (1.43)        (1.40)
                                 -------      ------    -------        ------
Net Asset Value, End of

 Period.......................   $ 13.89      $13.69    $ 11.34        $11.28
                                 =======      ======    =======        ======
Total Return (excludes

 sales/redemption charge).....     39.03%      38.00%     27.93%(b)     26.97%(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)........................   $50,801      $9,416    $33,614        $2,464
Ratio of expenses to average
 net assets...................      1.66%       2.41%      1.69%(c)      2.47%(c)
Ratio of net investment loss
 to average net assets........     (0.48)%     (1.28)%     0.00%(c)     (1.10)%(c)
Portfolio Turnover (d)........        69%         69%        39%           39%

-------
(a)  Period from commencement of operations.
(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

                                       55

                          The Riverfront Funds, Inc.

                              INVESTMENT ADVISER

                              The Provident Bank
                            One East Fourth Street
                            Cincinnati, Ohio 45202

                                 DISTRIBUTOR
                           Edgewood Services, Inc.

                             5800 Corporate Drive
                          Pittsburgh, PA 15237-5829

                       FOR ADDITIONAL INFORMATION CALL:

                              The Provident Bank
                             Mutual Fund Services

                                1-800-424-2295

Cusip 768709602 Cusip 768709701 Cusip 768709404 Cusip 768709800 Cusip 768709842
Cusip 768709834 Cusip 768709107 Cusip 768709867 Cusip 768709859 Cusip 768709305
Cusip 768709875 G02568-01 (2/99)

                                    APPENDIX

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The shares of The Riverfront U.S. Government Securities Money Market Fund (the "Fund") are represented by a dashed line. The U.S. 30-Day Treasury Bill Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the shares of the Fund and the U.S. 30-Day Treasury Bill Index. The "x" axis reflects computation periods from 10/1/1992 to 12/31/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's shares as compared to the U.S. 30-Day Treasury Bill Index. The ending values were $13,130 and $13,535, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's shares Average Annual Total Return for the one-year, five-year, and start of performance (10/8/1992) periods ended to December 31, 1998, and the 7-day net yield. The total returns were 4.93%, 4.83%, and 4.45%, respectively, and the net yield was 4.50%.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront U.S. Government Income Fund (the "Fund") are represented by a solid line. The Lehman Brothers Government/Mortgage Bond Index (the "LBG/MBI") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dotted line. The Lipper Intermediate Government Average (the "LIGA") is represented by a dash-dotted line. The Lehman Brothers Intermediate Government Index (the "LBIGI") is represented by a dash-dash-dotted line. The Lipper Intermediate U.S. Government Index (the "LIUSGI") is represented by a dot-dot-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the LBG/MBI, the LBIG/CBI, the LIGA, the LBIGI, and the LIUSGI. The "x" axis reflects computation periods from October 1, 1992 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the LBG/MBI, the LBIG/CBI, the LIGA, the LBIGI, and the LIUSGI. The ending values were $13,652, $15,321, $14,900, $15,660, $14,618, and $14,576,
respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year, five-year and start of performance (October 1, 1992) periods ended December 31, 1998. The total returns were 6.95%, 5.20%, and 5.12%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront U.S. Government Income Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The Lehman Brothers Government/Mortgage Bond Index (the "LBG/MBI") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dotted line. The Lipper Intermediate Government Average (the "LIGA") is represented by a dash-dotted line. The Lehman Brothers Intermediate Government Index (the "LBIGI") is represented by a dash-dash-dotted line. The Lipper Intermediate U.S. Government Index (the "LIUSGI") is represented by a dot-dot-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the LBG/MBI, the LBIG/CBI, the LIGA, the LBIGI, and the LIUSGI. The "x" axis reflects computation periods from October 1, 1992 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the LBG/MBI, the LBIG/CBI, the LIGA, the LBIGI, and the LIUSGI. The ending values were $13,040, $15,321, $14,900, $15,660, $14,618, and $14,576,
respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year and start of performance (October 1, 1992) periods ended December 31, 1998. The total returns were 2.10%, 4.23%, and 4.35%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront U.S. Government Income Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The Lehman Brothers Government/Mortgage Bond Index (the "LBG/MBI") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dash-dotted line. The Lipper Intermediate Government Average (the "LIGA") is represented by a dotted line. The Lehman Brothers Intermediate Government Index (the "LBIGI") is represented by a dash-dash-dotted line. The Lipper Intermediate U.S. Government Index (the "LIUSGI") is represented by a dot-dot-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund (reflecting the applicable contingent deferred sales charge), the LBG/MBI, the LBIG/CBI, the LIGA, the LBIGI, and the LIUSGI. The "x" axis reflects computation periods from January 17, 1995 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares, reflecting the applicable contingent deferred sales charge, as compared to the LBG/MBI, the LBIG/CBI, the LIGA, the LBIGI, and the LIUSGI. The ending values were $12,736, $14,380, $14,641, $13,843, $14,015, and
$13,977, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year and start of performance (January 17, 1995) periods ended December 31, 1998. The total returns were 2.03% and 6.31%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront Income Equity Fund (the "Fund") are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lipper Equity Income Average (the "LEIA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the S&P 500, and the LEIA. The "x" axis reflects computation periods from October 8, 1992 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the S&P 500 and the LEIA. The ending values were $26,237, $32,695, and $25,672, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No
Load) Average Annual Total Returns for the one-year, five-year and start of performance (October 8, 1992) periods ended December 31, 1998. The total returns were 3.37%, 16.56%, and 16.75%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront Income Equity Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lipper Equity Income Average (the "LEIA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the S&P 500, and the LEIA. The "x" axis reflects computation periods from October 8, 1992 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the S&P 500 and the LEIA. The ending values were $25,060, $32,695, and $25,672, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year and start of performance (October 8, 1992) periods ended December 31, 1998. The total returns were -1.28%, 15.50%, and 15.89%, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront Income Equity Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lipper Equity Income Average (the "LEIA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund (reflecting the applicable contingent deferred sales charge), the S&P 500, and the LEIA. The "x" axis reflects computation periods from January 17, 1995 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares, reflecting the applicable contingent deferred sales charge, as compared to the S&P 500 and the LEIA. The ending values were $19,877, $29,015, and $21,923, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year and start of performance (January 17, 1995) periods ended December 31, 1998. The total returns were -1.08% and 18.98%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront Balanced Fund (the "Fund") are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dotted line. The Lipper Balanced Average (the "LBA") is represented by a dot-dash-dash-dashed line. The Blended 50% S&P and 50% Lehman Brothers Intermediate Government/Corporate Bond Index (the "Blended 50/50") is represented by a dot-dash-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The "x" axis reflects computation periods from September 1, 1994 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The ending values were $18,543, $28,298, $13,889, $18,560, and $20,381, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year and start of performance (September 1, 1994) periods ended December 31, 1998. The total returns were 25.29% and 15.32%, respectively.

A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront Balanced Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dotted line. The Lipper Balanced Average (the "LBA") is represented by a dot-dash-dash-dashed line. The Blended 50% S&P and 50% Lehman Brothers Intermediate Government/Corporate Bond Index (the "Blended 50/50") is represented by a dot-dash-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The "x" axis reflects computation periods from September 1, 1994 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The ending values were $17,710, $28,298, $13,889, $18,560, and $20,381, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year and start of performance (September 1, 1994) periods ended December 31, 1998. The total returns were 19.65% and 14.11%, respectively.

A10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront Balanced Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dot-dot-dash-dot-dashed line. The Lipper Balanced Average (the "LBA") is represented by a dotted line. The Blended 50% S&P and 50% Lehman Brothers Intermediate Government/Corporate Bond Index (the "Blended 50/50") is represented by a dot-dash-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund (reflecting the applicable contingent deferred sales charge), the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The "x" axis reflects computation periods from September 1, 1994 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares, reflecting the applicable contingent deferred sales charge, as compared to the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The ending values were $17,971, $29,015, 14,925, $19,058, and
$20,933, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year and start of performance (January 17, 1995) periods ended December 31, 1998. The total returns were 20.34% and 15.98%, respectively.

A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront Small Company Select Fund (the "Fund") are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dash-dot-dash-dot-dotted line. The S&P 600 Small Cap Index (the "S&P 600") is represented by a dashed line. The Lipper Small Cap Average (the "LSCA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the R2000, the S&P 600, and the LSCA. The "x" axis reflects computation periods from July 23, 1987 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the R2000, the S&P 600, and the LSCA. The ending values were $28,637, $31,115, $29,652, and $40,510, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year, five-year, ten-year, and start of performance (July 23, 1987) periods ended December 31, 1998. The total returns were -2.26%, 7.94%, 14.02%, and 9.63%, respectively.

A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront Small Company Select Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dash-dot-dash-dot-dotted line. The S&P 600 Small Cap Index (the "S&P 600") is represented by a dashed line. The Lipper Small Cap Average (the "LSCA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the R2000, the S&P 600, and the LSCA. The "x" axis reflects computation periods from July 23, 1987 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the R2000, the S&P 600, and the LSCA. The ending values were $27,357, $31,115, $29,652, and $40,510, respectively.

 The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year, ten-year, and start of performance (July 23, 1987) periods ended December 31, 1998. The total returns were -6.63%, 6.95%, 13.49%, and 9.19%, respectively.

A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront Small Company Select Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dash-dot-dash-dot-dotted line. The S&P 600 Small Cap Index (the "S&P 600") is represented by a dashed line. The Lipper Small Cap Average (the "LSCA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund, reflecting the applicable contingent deferred sales charge, the R2000, the S&P 600, and the LSCA. The "x" axis reflects computation periods from October 1, 1995 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares (reflecting the applicable contingent sales charge), as compared to the R2000, the S&P 600, and the LSCA. The ending values were $12,115, $14,193, $15,104, and $14,782, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year and start of performance (October 1, 1995) periods ended December 31, 1998. The total returns were -6.39% and 6.08%, respectively.

A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront Large Company Select Fund (the "Fund") are represented by a solid line. The Lipper Growth & Income Average (the "LGIA") is represented by a dashed line. The S&P 500 Index (the "S&P 500") is represented by a dash-dot-dash-dot-dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the LGIA, and the S&P 500. The "x" axis reflects computation periods from August 30, 1986 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the LGIA, and the S&P 500. The ending values were $57,374, $48,679, and $73,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year, five-year, ten-year, and start of performance (August 30, 1986) periods ended December 31, 1998. The total returns were 39.03%, 24.69%, 17.89%, and 15.21%, respectively.

A15. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront Large Company Select Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The Lipper Growth & Income Average (the "LGIA") is represented by a dotted line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the LGIA, and the S&P 500. The "x" axis reflects computation periods from August 30, 1986 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the LGIA, and the S&P 500. The ending values were $54,726, $48,679, and $73,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year, ten-year, and start of performance (August 30, 1986) periods ended December 31, 1998. The total returns were 32.82%, 23.54%, 17.35%, and 14.77%, respectively.

A16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront Large Company Select Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The Lipper Growth & Income Average (the "LGIA") is represented by a dotted line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund (reflecting the applicable contingent deferred sales charge), the LGIA, and the S&P 500. The "x" axis reflects computation periods from January 2, 1997 to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares, reflecting the applicable contingent deferred sales charge, as compared to the LGIA, and the S&P 500. The ending values were $17,283, $14,696, and $17,151, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year, and start of performance (January 2, 1997) periods ended December 31, 1998. The total returns were 34.00%, and 31.56%, respectively.